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1	FLOOR AMENDMENT TO SENATE BILL 1592

2	AMENDMENT NO. 3. Amend Senate Bill 1592 by inserting
3	immediately above the enacting clause the following:

4	“WHEREAS, This Act shall be known as the Electricity Rate
5	Relief Act of 2007; therefore,”; and

6	by replacing everything after the enacting clause with the
7	following:

8	“ARTICLE 1. LEGISLATIVE INTENT

9	Section 1-5. Legislative intent. In the Electric Service
10	Customer Choice and Rate Relief Law of 1997, the General
11	Assembly authorized market-based electric rates only if retail
12	and wholesale competition developed in Illinois and if the
13	Illinois Commerce Commission declared electric service to be
14	“competitive”.

15	In 2006, however, the Illinois Commerce Commission

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1	authorized market-based rates for electric service that had
2	not, and still has not, been declared competitive.

3	As a result, the General Assembly finds it necessary to
4	take the steps set forth in this amendatory Act to provide
5	immediate relief to consumers, who have been harmed by the
6	Illinois Commerce Commission’s approval of market-based rates
7	in the absence of a competitive declaration.

8	ARTICLE 3. AMENDATORY PROVISIONS

9	Section 3-5. The Public Utilities Act is amended by
10	changing Sections 16-102, 16-103, 16-111, and 16-113 and by
11	adding Sections 8-205.5 and 16-135 as follows:

12	(220 ILCS 5/8-205.5 new)

13	Sec. 8-205.5. Termination of utility service prior to March
14	31, 2008. Notwithstanding any other provision of this Act or
15	any other law to the contrary, a public utility that, on
16	December 31, 2005, served at least 100,000 electric customers
17	in Illinois may not terminate electric service to a residential
18	customer for nonpayment prior to March 31, 2008.

19	(220 ILCS 5/16-102)

20	Sec. 16-102. Definitions. For the purposes of this Article
21	the following terms shall be defined as set forth in this
22	Section.

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1	“Alternative retail electric supplier” means every person,
2	cooperative, corporation, municipal corporation, company,
3	association, joint stock company or association, firm,
4	partnership, individual, or other entity, their lessees,
5	trustees, or receivers appointed by any court whatsoever, that
6	offers electric power or energy for sale, lease or in exchange
7	for other value received to one or more retail customers, or
8	that engages in the delivery or furnishing of electric power or
9	energy to such retail customers, and shall include, without
10	limitation, resellers, aggregators and power marketers, but
11	shall not include (i) electric utilities (or any agent of the
12	electric utility to the extent the electric utility provides
13	tariffed services to retail customers through that agent), (ii)
14	any electric cooperative or municipal system as defined in
15	Section 17-100 to the extent that the electric cooperative or
16	municipal system is serving retail customers within any area in
17	which it is or would be entitled to provide service under the
18	law in effect immediately prior to the effective date of this
19	amendatory Act of 1997, (iii) a public utility that is owned
20	and operated by any public institution of higher education of
21	this State, or a public utility that is owned by such public
22	institution of higher education and operated by any of its
23	lessees or operating agents, within any area in which it is or
24	would be entitled to provide service under the law in effect
25	immediately prior to the effective date of this amendatory Act
26	of 1997, (iv) a retail customer to the extent that customer

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1	obtains its electric power and energy from that customer’s own
2	cogeneration or self-generation facilities, (v) an entity that
3	owns, operates, sells, or arranges for the installation of a
4	customer’s own cogeneration or self-generation facilities, but
5	only to the extent the entity is engaged in owning, selling or
6	arranging for the installation of such facility, or operating
7	the facility on behalf of such customer, provided however that
8	any such third party owner or operator of a facility built
9	after January 1, 1999, complies with the labor provisions of
10	Section 16-128(a) as though such third party were an
11	alternative retail electric supplier, or (vi) an industrial or
12	manufacturing customer that owns its own distribution
13	facilities, to the extent that the customer provides service
14	from that distribution system to a third-party contractor
15	located on the customer’s premises that is integrally and
16	predominantly engaged in the customer’s industrial or
17	manufacturing process; provided, that if the industrial or
18	manufacturing customer has elected delivery services, the
19	customer shall pay transition charges applicable to the
20	electric power and energy consumed by the third-party
21	contractor unless such charges are otherwise paid by the third
22	party contractor, which shall be calculated based on the usage
23	of, and the base rates or the contract rates applicable to, the
24	third-party contractor in accordance with Section 16-102.

25	“Base rates” means the rates for those tariffed services
26	that the electric utility is required to offer pursuant to

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1	subsection (a) of Section 16-103 and that were identified in a
2	rate order for collection of the electric utility’s base rate
3	revenue requirement, excluding (i) separate automatic rate
4	adjustment riders then in effect, (ii) special or negotiated
5	contract rates, (iii) delivery services tariffs filed pursuant
6	to Section 16-108, (iv) real-time pricing, or (v) tariffs that
7	were in effect prior to October 1, 1996 and that based charges
8	for services on an index or average of other utilities’
9	charges, but including (vi) any subsequent redesign of such
10	rates for tariffed services that is authorized by the
11	Commission after notice and hearing.

12	“Competitive service” includes (i) any service that has
13	been declared to be competitive pursuant to Section 16-113 of
14	this Act, (ii) contract service, and (iii) services, other than
15	tariffed services, that are related to, but not necessary for,
16	the provision of electric power and energy or delivery
17	services.

18	“Contract service” means (1) services, including the
19	provision of electric power and energy or other services, that
20	are provided by mutual agreement between an electric utility
21	and a retail customer that is located in the electric utility’s
22	service area, provided that, delivery services shall not be a
23	contract service until such services are declared competitive
24	pursuant to Section 16-113; and also means (2) the provision of
25	electric power and energy by an electric utility to retail
26	customers outside the electric utility’s service area pursuant

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1	to Section 16-116. Provided, however, contract service does not
2	include electric utility services provided pursuant to (i)
3	contracts that retail customers are required to execute as a
4	condition of receiving tariffed services, or (ii) special or
5	negotiated rate contracts for electric utility services that
6	were entered into between an electric utility and a retail
7	customer prior to the effective date of this amendatory Act of
8	1997 and filed with the Commission.

9	“Delivery services” means those services provided by the
10	electric utility that are necessary in order for the
11	transmission and distribution systems to function so that
12	retail customers located in the electric utility’s service area
13	can receive electric power and energy from suppliers other than
14	the electric utility, and shall include, without limitation,
15	standard metering and billing services.

16	“Electric utility” means a public utility, as defined in
17	Section 3-105 of this Act, that has a franchise, license,
18	permit or right to furnish or sell electricity to retail
19	customers within a service area.

20	“Mandatory transition period” means the period from the
21	effective date of Public Act 90-561 ~~this amendatory Act of 1997~~
22	through January 1, 2007 and from the effective date of this
23	amendatory Act of the 95th General Assembly through the date on
24	which the Commission has approved declarations of competitive
25	service, pursuant to Section 16-113, for all classes of service
26	offered in the service areas of all electric utilities that, on

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1	December 31, 2005, served at least 100,000 residential
2	customers.

3	“Municipal system” shall have the meaning set forth in
4	Section 17-100.

5	“Real-time pricing” means tariffed retail charges for
6	delivered electric power and energy that vary hour-to-hour and
7	are determined from wholesale market prices using a methodology
8	approved by the Illinois Commerce Commission.

9	“Residential customer” means those retail customers of an
10	electric utility that receive (i) electric utility service for
11	household purposes distributed to a dwelling of 2 or fewer
12	units that is billed under a residential rate or (ii) electric
13	utility service for household purposes distributed to a
14	dwelling unit or units that is billed under a residential rate
15	and is registered by a separate meter for each dwelling unit.

16	“Retail customer” means a single entity using electric
17	power or energy at a single premises and that (A) either (i) is
18	receiving or is eligible to receive tariffed services from an
19	electric utility, or (ii) that is served by a municipal system
20	or electric cooperative within any area in which the municipal
21	system or electric cooperative is or would be entitled to
22	provide service under the law in effect immediately prior to
23	the effective date of this amendatory Act of 1997, or (B) an
24	entity which on the effective date of this Act was receiving
25	electric service from a public utility and (i) was engaged in
26	the practice of resale and redistribution of such electricity

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1	within a building prior to January 2, 1957, or (ii) was
2	providing lighting services to tenants in a multi-occupancy
3	building, but only to the extent such resale, redistribution or
4	lighting service is authorized by the electric utility’s
5	tariffs that were on file with the Commission on the effective
6	date of this Act.

7	“Service area” means (i) the geographic area within which
8	an electric utility was lawfully entitled to provide electric
9	power and energy to retail customers as of the effective date
10	of this amendatory Act of 1997, and includes (ii) the location
11	of any retail customer to which the electric utility was
12	lawfully providing electric utility services on such effective
13	date.

14	“Small commercial retail customer” means those
15	nonresidential retail customers of an electric utility
16	consuming 15,000 kilowatt-hours or less of electricity
17	annually in its service area.

18	“Tariffed service” means services provided to retail
19	customers by an electric utility as defined by its rates on
20	file with the Commission pursuant to the provisions of Article
21	IX of this Act, but shall not include competitive services.

22	“Transition charge” means a charge expressed in cents per
23	kilowatt-hour that is calculated for a customer or class of
24	customers as follows for each year in which an electric utility
25	is entitled to recover transition charges as provided in
26	Section 16-108:

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1	(1) the amount of revenue that an electric utility
2	would receive from the retail customer or customers if it
3	were serving such customers’ electric power and energy
4	requirements as a tariffed service based on (A) all of the
5	customers’ actual usage during the 3 years ending 90 days
6	prior to the date on which such customers were first
7	eligible for delivery services pursuant to Section 16-104,
8	and (B) on (i) the base rates in effect on October 1, 1996
9	(adjusted for the reductions required by subsection (b) of
10	Section 16-111, for any reduction resulting from a rate
11	decrease under Section 16-101(b), for any restatement of
12	base rates made in conjunction with an elimination of the
13	fuel adjustment clause pursuant to subsection (b), (d), or
14	(f) of Section 9-220 and for any removal of decommissioning
15	costs from base rates pursuant to Section 16-114) and any
16	separate automatic rate adjustment riders (other than a
17	decommissioning rate as defined in Section 16-114) under
18	which the customers were receiving or, had they been
19	customers, would have received electric power and energy
20	from the electric utility during the year immediately
21	preceding the date on which such customers were first
22	eligible for delivery service pursuant to Section 16-104,
23	or (ii) to the extent applicable, any contract rates,
24	including contracts or rates for consolidated or
25	aggregated billing, under which such customers were
26	receiving electric power and energy from the electric

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1	utility during such year;

2	(2) less the amount of revenue, other than revenue from
3	transition charges and decommissioning rates, that the
4	electric utility would receive from such retail customers
5	for delivery services provided by the electric utility,
6	assuming such customers were taking delivery services for
7	all of their usage, based on the delivery services tariffs
8	in effect during the year for which the transition charge
9	is being calculated and on the usage identified in
10	paragraph (1);

11	(3) less the market value for the electric power and
12	energy that the electric utility would have used to supply
13	all of such customers’ electric power and energy
14	requirements, as a tariffed service, based on the usage
15	identified in paragraph (1), with such market value
16	determined in accordance with Section 16-112 of this Act;

17	(4) less the following amount which represents the
18	amount to be attributed to new revenue sources and cost
19	reductions by the electric utility through the end of the
20	period for which transition costs are recovered pursuant to
21	Section 16-108, referred to in this Article XVI as a
22	“mitigation factor”:

23	(A) for nonresidential retail customers, an amount
24	equal to the greater of (i) 0.5 cents per kilowatt-hour
25	during the period October 1, 1999 through December 31,
26	2004, 0.6 cents per kilowatt-hour in calendar year

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1	2005, and 0.9 cents per kilowatt-hour in calendar year
2	2006, multiplied in each year by the usage identified
3	in paragraph (1), or (ii) an amount equal to the
4	following percentages of the amount produced by
5	applying the applicable base rates (adjusted as
6	described in subparagraph (1)(B)) or contract rate to
7	the usage identified in paragraph (1): 8% for the
8	period October 1, 1999 through December 31, 2002, 10%
9	in calendar years 2003 and 2004, 11% in calendar year
10	2005 and 12% in calendar year 2006; and

11	(B) for residential retail customers, an amount
12	equal to the following percentages of the amount
13	produced by applying the base rates in effect on
14	October 1, 1996 (adjusted as described in subparagraph
15	(1) (B)) to the usage identified in paragraph (1): (i)
16	6% from May 1, 2002 through December 31, 2002, (ii) 7%
17	in calendar years 2003 and 2004, (iii) 8% in calendar
18	year 2005, and (iv) 10% in calendar year 2006;

19	(5) divided by the usage of such customers identified
20	in paragraph (1),

21	provided that the transition charge shall never be less than
22	zero.

23	“Unbundled service” means a component or constituent part
24	of a tariffed service which the electric utility subsequently
25	offers separately to its customers.

26	(Source: P.A. 94-977, eff. 6-30-06.)

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1	(220 ILCS 5/16-103)

2	Sec. 16-103. Service obligations of electric utilities.

3	(a) An electric utility shall continue offering to retail
4	customers each tariffed service that it offered as a distinct
5	and identifiable service on the effective date of this
6	amendatory Act of 1997 until the service is (i) declared
7	competitive pursuant to Section 16-113, or (ii) abandoned
8	pursuant to Section 8-508. Nothing in this subsection shall be
9	construed as limiting an electric utility’s right to propose,
10	or the Commission’s power to approve, allow or order
11	modifications in the rates, terms and conditions for such
12	services pursuant to Article IX or Section 16-111 of this Act.

13	(b) An electric utility shall also offer, as tariffed
14	services, delivery services in accordance with this Article,
15	the power purchase options described in Section 16-110 and
16	real-time pricing as provided in Section 16-107.

17	(c) Notwithstanding any other provision of this Article,
18	each electric utility shall continue offering to all
19	residential customers and to all small commercial retail
20	customers in its service area, as a tariffed service, bundled
21	electric power and energy delivered to the customer’s premises
22	consistent with the bundled utility service provided by the
23	electric utility on the effective date of this amendatory Act
24	of 1997. Upon declaration of the provision of electric power
25	and energy as competitive, the electric utility shall continue

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1	to offer to such customers, as a tariffed service, bundled
2	service options at rates which reflect recovery of all cost
3	components for providing the service. For those components of
4	the service which have been declared competitive, cost shall be
5	the market based prices. Market based prices as referred to
6	herein shall mean, for electric power and energy, either (i)
7	those prices for electric power and energy determined as
8	provided in Section 16-112, or (ii) the electric utility’s cost
9	of obtaining the electric power and energy at wholesale through
10	a competitive bidding or other arms-length acquisition
11	process.

12	(c-1) Electric utilities that serve at least 1,000,000
13	customers must provide tariffed service to Unit Owners’
14	Associations, as defined by Section 2 of the Condominium
15	Property Act, for condominium properties that are not
16	restricted to nonresidential use at rates that do not exceed
17	the rates offered to residential customers. Within 10 days
18	after the effective date of this amendatory Act of the 95th
19	General Assembly, each electric utility shall provide the
20	tariffed service to Unit Owners’ Associations required by this
21	subsection and shall reinstate any all-electric discount
22	applicable to any Unit Owners’ Association that received such a
23	discount on December 31, 2006.

24	(d) Any residential or small commercial retail customer
25	which elects delivery services is entitled to return to the
26	electric utility’s bundled utility tariffed service offering

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1	provided in accordance with subsection (c) of this Section upon
2	payment of a reasonable administrative fee which shall be set
3	forth in the tariff, provided, however, that the electric
4	utility shall be entitled to impose the condition that such
5	customer may not elect delivery services for up to 24 months
6	thereafter.

7	(e) (Blank). ~~The Commission shall not require an electric~~
8	~~utility to offer any tariffed service other than the services~~
9	~~required by this Section, and shall not require an electric~~
10	~~utility to offer any competitive service.~~

11	(Source: P.A. 90-561, eff. 12-16-97.)

12	(220 ILCS 5/16-111)

13	Sec. 16-111. Rates and restructuring transactions during
14	mandatory transition period.

15	(a) During the mandatory transition period,
16	notwithstanding any provision of Article IX of this Act, and
17	except as provided in subsections (b) , (d) , (e) , and (f) of
18	this Section, the Commission shall order each electric utility
19	that, on December 31, 2005, served at least 100,000 customers
20	in this State to file and implement tariffs: (A) to reinstate,
21	within 10 days after the effective date of this amendatory Act
22	of the 95th General Assembly, all rates charged to the electric
23	utility’s customers on December 31, 2006, except that the
24	utility may charge any rate under any delivery services tariff
25	of the utility that became effective on or after January 2,

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1	2007; and (B) to refund to the utility’s customers any amounts
2	charged to those customers, from January 2, 2007 until 10 days
3	after the effective date of this amendatory Act of the 95th
4	General Assembly, that exceed the rates charged to the electric
5	utility’s customers on December 31, 2006, not including any
6	rate charged under any delivery services tariff of the utility
7	that became effective on or after January 2, 2007. This refund:

8	(1) must be issued no later than December 1, 2007;

9	(2) must be made by a negotiable check of the utility
10	to be paid to the order of the customer;

11	(3) must include interest on the full amount of the
12	refund, beginning January 2, 2007, at the same interest
13	rate the Commission requires utilities to pay on customer
14	deposits; and

15	(4) must be accompanied by a notice that states, in at
16	least 14-point bold type, “THIS REFUND IS MADE IN
17	ACCORDANCE WITH A MANDATE OF THE GENERAL ASSEMBLY OF THE
18	STATE OF ILLINOIS.” No other communication may be contained
19	in the envelope with the refund check and no other
20	communication concerning the refund may be contained on the
21	notice, check, or envelope.

22	After electric rates are reinstated in accordance with this
23	subsection (a), the Commission shall not, prior to July 1,
24	2008, (i) initiate, authorize or order any change by way of
25	increase to those components of the reinstated rates that
26	reflect the cost of electric energy (other than in connection

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1	with a request for rate increase which was filed after
2	September 1, 1997 but prior to October 15, 1997, by an electric
3	utility serving less than 12,500 customers in this State) or
4	(ii), ~~(ii) initiate or, unless requested by the electric~~
5	~~utility, authorize or order any change by way of decrease,~~
6	~~restructuring or unbundling (except as provided in Section~~
7	~~16-109A), in the rates of any electric utility that were in~~
8	~~effect on October 1, 1996, or (iii)~~ in any order approving any
9	application for a merger pursuant to Section 7-204 that was
10	pending as of May 16, 1997, impose any condition requiring any
11	filing for an increase, decrease, or change in, or other review
12	of, an electric utility’s rates or enforce any such condition
13	of any such order. However,~~; provided, however, that~~ this
14	subsection shall not prohibit the Commission from:

15	(1) (blank); ~~approving the application of an electric~~
16	~~utility to implement an alternative to rate of return~~
17	~~regulation or a regulatory mechanism that rewards or~~
18	~~penalizes the electric utility through adjustment of rates~~
19	~~based on utility performance, pursuant to Section 9 244;~~

20	(2) authorizing an electric utility to eliminate its
21	fuel adjustment clause and adjust its base rate tariffs in
22	accordance with subsection (b), (d), or (f) of Section
23	9-220 of this Act, to fix its fuel adjustment factor in
24	accordance with subsection (c) of Section 9-220 of this
25	Act, or to eliminate its fuel adjustment clause in
26	accordance with subsection (e) of Section 9-220 of this

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1	Act;

2	(3) ordering into effect tariffs for delivery services
3	and transition charges in accordance with Sections 16-104
4	and 16-108, for real-time pricing in accordance with
5	Section 16-107, or the options required by Section 16-110
6	and subsection (n) of 16-112, allowing a billing experiment
7	in accordance with Section 16-106, or modifying delivery
8	services tariffs in accordance with Section 16-109; or

9	(4) ordering or allowing into effect any tariff to
10	recover charges pursuant to Sections 9-201.5, 9-220.1,
11	9-221, 9-222 (except as provided in Section 9-222.1),
12	16-108, and 16-114 of this Act, Section 5-5 of the
13	Electricity Infrastructure Maintenance Fee Law, Section
14	6-5 of the Renewable Energy, Energy Efficiency, and Coal
15	Resources Development Law of 1997, and Section 13 of the
16	Energy Assistance Act.

17	After December 31, 2004, the provisions of this subsection
18	(a) shall not apply to an electric utility whose average
19	residential retail rate was less than or equal to 90% of the
20	average residential retail rate for the “Midwest Utilities”, as
21	that term is defined in subsection (b) of this Section, based
22	on data reported on Form 1 to the Federal Energy Regulatory
23	Commission for calendar year 1995, and which served between
24	150,000 and 250,000 retail customers in this State on January
25	1, 1995 unless the electric utility or its holding company has
26	been acquired by or merged with an affiliate of another

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1	electric utility subsequent to January 1, 2002. This exemption
2	shall be limited to this subsection (a) and shall not extend to
3	any other provisions of this Act.

4	(a-5) During the remainder of the mandatory transition
5	period, if any, the Commission may modify rates only in
6	accordance with Article IX of this Act.

7	(b) Notwithstanding the provisions of subsection (a), each
8	Illinois electric utility serving more than 12,500 customers in
9	Illinois shall file tariffs (i) reducing, effective August 1,
10	1998, each component of its base rates to residential retail
11	customers by 15% from the base rates in effect immediately
12	prior to January 1, 1998 and (ii) if the public utility
13	provides electric service to (A) more than 500,000 customers
14	but less than 1,000,000 customers in this State on January 1,
15	1999, reducing, effective May 1, 2002, each component of its
16	base rates to residential retail customers by an additional 5%
17	from the base rates in effect immediately prior to January 1,
18	1998, or (B) at least 1,000,000 customers in this State on
19	January 1, 1999, reducing, effective October 1, 2001, each
20	component of its base rates to residential retail customers by
21	an additional 5% from the base rates in effect immediately
22	prior to January 1, 1998. Provided, however, that (A) if an
23	electric utility’s average residential retail rate is less than
24	or equal to the average residential retail rate for a group of
25	Midwest Utilities (consisting of all investor-owned electric
26	utilities with annual system peaks in excess of 1000 megawatts

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1	in the States of Illinois, Indiana, Iowa, Kentucky, Michigan,
2	Missouri, Ohio, and Wisconsin), based on data reported on Form
3	1 to the Federal Energy Regulatory Commission for calendar year
4	1995, then it shall only be required to file tariffs (i)
5	reducing, effective August 1, 1998, each component of its base
6	rates to residential retail customers by 5% from the base rates
7	in effect immediately prior to January 1, 1998, (ii) reducing,
8	effective October 1, 2000, each component of its base rates to
9	residential retail customers by the lesser of 5% of the base
10	rates in effect immediately prior to January 1, 1998 or the
11	percentage by which the electric utility’s average residential
12	retail rate exceeds the average residential retail rate of the
13	Midwest Utilities, based on data reported on Form 1 to the
14	Federal Energy Regulatory Commission for calendar year 1999,
15	and (iii) reducing, effective October 1, 2002, each component
16	of its base rates to residential retail customers by an
17	additional amount equal to the lesser of 5% of the base rates
18	in effect immediately prior to January 1, 1998 or the
19	percentage by which the electric utility’s average residential
20	retail rate exceeds the average residential retail rate of the
21	Midwest Utilities, based on data reported on Form 1 to the
22	Federal Energy Regulatory Commission for calendar year 2001;
23	and (B) if the average residential retail rate of an electric
24	utility serving between 150,000 and 250,000 retail customers in
25	this State on January 1, 1995 is less than or equal to 90% of
26	the average residential retail rate for the Midwest Utilities,

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1	based on data reported on Form 1 to the Federal Energy
2	Regulatory Commission for calendar year 1995, then it shall
3	only be required to file tariffs (i) reducing, effective August
4	1, 1998, each component of its base rates to residential retail
5	customers by 2% from the base rates in effect immediately prior
6	to January 1, 1998; (ii) reducing, effective October 1, 2000,
7	each component of its base rates to residential retail
8	customers by 2% from the base rate in effect immediately prior
9	to January 1, 1998; and (iii) reducing, effective October 1,
10	2002, each component of its base rates to residential retail
11	customers by 1% from the base rates in effect immediately prior
12	to January 1, 1998. Provided, further, that any electric
13	utility for which a decrease in base rates has been or is
14	placed into effect between October 1, 1996 and the dates
15	specified in the preceding sentences of this subsection, other
16	than pursuant to the requirements of this subsection, shall be
17	entitled to reduce the amount of any reduction or reductions in
18	its base rates required by this subsection by the amount of
19	such other decrease. The tariffs required under this subsection
20	shall be filed 45 days in advance of the effective date.
21	Notwithstanding anything to the contrary in Section 9-220 of
22	this Act, no restatement of base rates in conjunction with the
23	elimination of a fuel adjustment clause under that Section
24	shall result in a lesser decrease in base rates than customers
25	would otherwise receive under this subsection had the electric
26	utility’s fuel adjustment clause not been eliminated.

09500SB1592ham003	-21-	LRB095 11114 BDD 36924 a

1	(c) Any utility reducing its base rates by 15% on August 1,
2	1998 pursuant to subsection (b) shall include the following
3	statement on its bills for residential customers from August 1
4	through December 31, 1998: “Effective August 1, 1998, your
5	rates have been reduced by 15% by the Electric Service Customer
6	Choice and Rate Relief Law of 1997 passed by the Illinois
7	General Assembly.”. Any utility reducing its base rates by 5%
8	on August 1, 1998, pursuant to subsection (b) shall include the
9	following statement on its bills for residential customers from
10	August 1 through December 31, 1998: “Effective August 1, 1998,
11	your rates have been reduced by 5% by the Electric Service
12	Customer Choice and Rate Relief Law of 1997 passed by the
13	Illinois General Assembly.”.

14	Any utility reducing its base rates by 2% on August 1, 1998
15	pursuant to subsection (b) shall include the following
16	statement on its bills for residential customers from August 1
17	through December 31, 1998: “Effective August 1, 1998, your
18	rates have been reduced by 2% by the Electric Service Customer
19	Choice and Rate Relief Law of 1997 passed by the Illinois
20	General Assembly.”.

21	(d) (Blank). ~~During the mandatory transition period, but~~
22	~~not before January 1, 2000, and notwithstanding the provisions~~
23	~~of subsection (a), an electric utility may request an increase~~
24	~~in its base rates if the electric utility demonstrates that the~~
25	~~2 year average of its earned rate of return on common equity,~~
26	~~calculated as its net income applicable to common stock divided~~

09500SB1592ham003	-22-	LRB095 11114 BDD 36924 a

1	~~by the average of its beginning and ending balances of common~~
2	~~equity using data reported in the electric utility’s Form 1~~
3	~~report to the Federal Energy Regulatory Commission but adjusted~~
4	~~to remove the effects of accelerated depreciation or~~
5	~~amortization or other transition or mitigation measures~~
6	~~implemented by the electric utility pursuant to subsection (g)~~
7	~~of this Section and the effect of any refund paid pursuant to~~
8	~~subsection (e) of this Section, is below the 2 year average for~~
9	~~the same 2 years of the monthly average yields of 30 year U.S.~~
10	~~Treasury bonds published by the Board of Governors of the~~
11	~~Federal Reserve System in its weekly H.15 Statistical Release~~
12	~~or successor publication. The Commission shall review the~~
13	~~electric utility’s request, and may review the justness and~~
14	~~reasonableness of all rates for tariffed services, in~~
15	~~accordance with the provisions of Article IX of this Act,~~
16	~~provided that the Commission shall consider any special or~~
17	~~negotiated adjustments to the revenue requirement agreed to~~
18	~~between the electric utility and the other parties to the~~
19	~~proceeding. In setting rates under this Section, the Commission~~
20	~~shall exclude the costs and revenues that are associated with~~
21	~~competitive services and any billing or pricing experiments~~
22	~~conducted under Section 16 106.~~

23	(e) (Blank).  ~~For the purposes of this subsection (e) all~~
24	~~calculations and comparisons shall be performed for the~~
25	~~Illinois operations of multijurisdictional utilities. During~~
26	~~the mandatory transition period, notwithstanding the~~

09500SB1592ham003	-23-	LRB095 11114 BDD 36924 a

1	~~provisions of subsection (a), if the 2 year average of an~~
2	~~electric utility’s earned rate of return on common equity,~~
3	~~calculated as its net income applicable to common stock divided~~
4	~~by the average of its beginning and ending balances of common~~
5	~~equity using data reported in the electric utility’s Form 1~~
6	~~report to the Federal Energy Regulatory Commission but adjusted~~
7	~~to remove the effect of any refund paid under this subsection~~
8	~~(e), and further adjusted to include the annual amortization of~~
9	~~any difference between the consideration received by an~~
10	~~affiliated interest of the electric utility in the sale of an~~
11	~~asset which had been sold or transferred by the electric~~
12	~~utility to the affiliated interest subsequent to the effective~~
13	~~date of this amendatory Act of 1997 and the consideration for~~
14	~~which such asset had been sold or transferred to the affiliated~~
15	~~interest, with such difference to be amortized ratably from the~~
16	~~date of the sale by the affiliated interest to December 31,~~
17	~~2006, exceeds the 2 year average of the Index for the same 2~~
18	~~years by 1.5 or more percentage points, the electric utility~~
19	~~shall make refunds to customers beginning the first billing day~~
20	~~of April in the following year in the manner described in~~
21	~~paragraph (3) of this subsection. For purposes of this~~
22	~~subsection (c), the “Index” shall be the sum of (A) the average~~
23	~~for the 12 months ended September 30 of the monthly average~~
24	~~yields of 30 year U.S. Treasury bonds published by the Board of~~
25	~~Governors of the Federal Reserve System in its weekly H.15~~
26	~~Statistical Release or successor publication for each year 1998~~

09500SB1592ham003	-24-	LRB095 11114 BDD 36924 a

1	~~through 2006, and (B) (i) 4.00 percentage points for each of~~
2	~~the 12 month periods ending September 30, 1998 through~~
3	~~September 30, 1999 or 8.00 percentage points if the electric~~
4	~~utility’s average residential retail rate is less than or equal~~
5	~~to 90% of the average residential retail rate for the “Midwest~~
6	~~Utilities”, as that term is defined in subsection (b) of this~~
7	~~Section, based on data reported on Form 1 to the Federal Energy~~
8	~~Regulatory Commission for calendar year 1995, and the electric~~
9	~~utility served between 150,000 and 250,000 retail customers on~~
10	~~January 1, 1995, (ii) 7.00 percentage points for each of the~~
11	~~12 month periods ending September 30, 2000 through September~~
12	~~30, 2006 if the electric utility was providing service to at~~
13	~~least 1,000,000 customers in this State on January 1, 1999, or~~
14	~~9.00 percentage points if the electric utility’s average~~
15	~~residential retail rate is less than or equal to 90% of the~~
16	~~average residential retail rate for the “Midwest Utilities”, as~~
17	~~that term is defined in subsection (b) of this Section, based~~
18	~~on data reported on Form 1 to the Federal Energy Regulatory~~
19	~~Commission for calendar year 1995 and the electric utility~~
20	~~served between 150,000 and 250,000 retail customers in this~~
21	~~State on January 1, 1995, (iii) 11.00 percentage points for~~
22	~~each of the 12 month periods ending September 30, 2000 through~~
23	~~September 30, 2006, but only if the electric utility’s average~~
24	~~residential retail rate is less than or equal to 90% of the~~
25	~~average residential retail rate for the “Midwest Utilities”, as~~
26	~~that term is defined in subsection (b) of this Section, based~~

09500SB1592ham003	-25-	LRB095 11114 BDD 36924 a

1	~~on data reported on Form 1 to the Federal Energy Regulatory~~
2	~~Commission for calendar year 1995, the electric utility served~~
3	~~between 150,000 and 250,000 retail customers in this State on~~
4	~~January 1, 1995, and the electric utility offers delivery~~
5	~~services on or before June 1, 2000 to retail customers whose~~
6	~~annual electric energy use comprises 33% of the kilowatt hour~~
7	~~sales to that group of retail customers that are classified~~
8	~~under Division D, Groups 20 through 39 of the Standard~~
9	~~Industrial Classifications set forth in the Standard~~
10	~~Industrial Classification Manual published by the United~~
11	~~States Office of Management and Budget, excluding the kilowatt~~
12	~~hour sales to those customers that are eligible for delivery~~
13	~~services pursuant to Section 16-104(a)(1)(i), and offers~~
14	~~delivery services to its remaining retail customers classified~~
15	~~under Division D, Groups 20 through 39 on or before October 1,~~
16	~~2000, and, provided further, that the electric utility commits~~
17	~~not to petition pursuant to Section 16-108(f) for entry of an~~
18	~~order by the Commission authorizing the electric utility to~~
19	~~implement transition charges for an additional period after~~
20	~~December 31, 2006, or (iv) 5.00 percentage points for each of~~
21	~~the 12 month periods ending September 30, 2000 through~~
22	~~September 30, 2006 for all other electric utilities or 7.00~~
23	~~percentage points for such utilities for each of the 12 month~~
24	~~periods ending September 30, 2000 through September 30, 2006~~
25	~~for any such utility that commits not to petition pursuant to~~
26	~~Section 16-108(f) for entry of an order by the Commission~~

09500SB1592ham003	-26-	LRB095 11114 BDD 36924 a

1	~~authorizing the electric utility to implement transition~~
2	~~charges for an additional period after December 31, 2006 or~~
3	~~11.00 percentage points for each of the 12 month periods ending~~
4	~~September 30, 2005 and September 30, 2006 for each electric~~
5	~~utility providing service to fewer than 6,500, or between~~
6	~~75,000 and 150,000, electric retail customers in this State on~~
7	~~January 1, 1995 if such utility commits not to petition~~
8	~~pursuant to Section 16-108(f) for entry of an order by the~~
9	~~Commission authorizing the electric utility to implement~~
10	~~transition charges for an additional period after December 31,~~
11	~~2006.~~

12	~~(1) For purposes of this subsection (e), “excess~~
13	~~earnings” means the difference between (A) the 2 year~~
14	~~average of the electric utility’s earned rate of return on~~
15	~~common equity, less (B) the 2 year average of the sum of~~
16	~~(i) the Index applicable to each of the 2 years and (ii)~~
17	~~1.5 percentage points; provided, that “excess earnings”~~
18	~~shall never be less than zero.~~

19	~~(2) On or before March 31 of each year 2000 through~~
20	~~2007 each electric utility shall file a report with the~~
21	~~Commission showing its earned rate of return on common~~
22	~~equity, calculated in accordance with this subsection, for~~
23	~~the preceding calendar year and the average for the~~
24	~~preceding 2 calendar years.~~

25	~~(3) If an electric utility has excess earnings,~~
26	~~determined in accordance with paragraphs (1) and (2) of~~

09500SB1592ham003	-27-	LRB095 11114 BDD 36924 a

1	~~this subsection, the refunds which the electric utility~~
2	~~shall pay to its customers beginning the first billing day~~
3	~~of April in the following year shall be calculated and~~
4	~~applied as follows:~~

5	~~(i) The electric utility’s excess earnings shall~~
6	~~be multiplied by the average of the beginning and~~
7	~~ending balances of the electric utility’s common~~
8	~~equity for the 2 year period in which excess earnings~~
9	~~occurred.~~

10	~~(ii) The result of the calculation in (i) shall be~~
11	~~multiplied by 0.50 and then divided by a number equal~~
12	~~to 1 minus the electric utility’s composite federal and~~
13	~~State income tax rate.~~

14	~~(iii) The result of the calculation in (ii) shall~~
15	~~be divided by the sum of the electric utility’s~~
16	~~projected total kilowatt hour sales to retail~~
17	~~customers plus projected kilowatt hours to be~~
18	~~delivered to delivery services customers over a one~~
19	~~year period beginning with the first billing date in~~
20	~~April in the succeeding year to determine a cents per~~
21	~~kilowatt hour refund factor.~~

22	~~(iv) The cents per kilowatt hour refund factor~~
23	~~calculated in (iii) shall be credited to the electric~~
24	~~utility’s customers by applying the factor on the~~
25	~~customer’s monthly bills to each kilowatt hour sold or~~
26	~~delivered until the total amount calculated in (ii) has~~

09500SB1592ham003	-28-	LRB095 11114 BDD 36924 a

1	~~been paid to customers.~~

2	(f) During the mandatory transition period, an electric
3	utility may file revised tariffs reducing the price of any
4	tariffed service offered by the electric utility for all
5	customers taking that tariffed service, which shall be
6	effective 7 days after filing.

7	(g) During the mandatory transition period, an electric
8	utility may, without obtaining any approval of the Commission
9	other than that provided for in this subsection and
10	notwithstanding any other provision of this Act or any rule or
11	regulation of the Commission that would require such approval:

12	(1) implement a reorganization, other than a merger of
13	2 or more public utilities as defined in Section 3-105 or
14	their holding companies;

15	(2) retire generating plants from service;

16	(3) sell, assign, lease or otherwise transfer assets to
17	an affiliated or unaffiliated entity and as part of such
18	transaction enter into service agreements, power purchase
19	agreements, or other agreements with the transferee;
20	provided, however, that the prices, terms and conditions of
21	any power purchase agreement must be approved or allowed
22	into effect by the Federal Energy Regulatory Commission; or

23	(4) use any accelerated cost recovery method including
24	accelerated depreciation, accelerated amortization or
25	other capital recovery methods, or record reductions to the
26	original cost of its assets.

09500SB1592ham003	-29-	LRB095 11114 BDD 36924 a

1	In order to implement a reorganization, retire generating
2	plants from service, or sell, assign, lease or otherwise
3	transfer assets pursuant to this Section, the electric utility
4	shall comply with subsections (c) and (d) of Section 16-128, if
5	applicable, and subsection (k) of this Section, if applicable,
6	and provide the Commission with at least 30 days notice of the
7	proposed reorganization or transaction, which notice shall
8	include the following information:

9	(i) a complete statement of the entries that the
10	electric utility will make on its books and records of
11	account to implement the proposed reorganization or
12	transaction together with a certification from an
13	independent certified public accountant that such
14	entries are in accord with generally accepted
15	accounting principles and, if the Commission has
16	previously approved guidelines for cost allocations
17	between the utility and its affiliates, a
18	certification from the chief accounting officer of the
19	utility that such entries are in accord with those cost
20	allocation guidelines;

21	(ii) a description of how the electric utility will
22	use proceeds of any sale, assignment, lease or transfer
23	to retire debt or otherwise reduce or recover the costs
24	of services provided by such electric utility;

25	(iii) a list of all federal approvals or approvals
26	required from departments and agencies of this State,

09500SBl592ham003	-30-	LRB095 11114 BDD 36924 a

1	other than the Commission, that the electric utility
2	has or will obtain before implementing the
3	reorganization or transaction;

4	(iv) an irrevocable commitment by the electric
5	utility that it will not, as a result of the
6	transaction, impose any stranded cost charges that it
7	might otherwise be allowed to charge retail customers
8	under federal law or increase the transition charges
9	that it is otherwise entitled to collect under this
10	Article XVI; and

11	(v) if the electric utility proposes to sell,
12	assign, lease or otherwise transfer a generating plant
13	that brings the amount of net dependable generating
14	capacity transferred pursuant to this subsection to an
15	amount equal to or greater than 15% of the electric
16	utility’s net dependable capacity as of the effective
17	date of this amendatory Act of 1997, and enters into a
18	power purchase agreement with the entity to which such
19	generating plant is sold, assigned, leased, or
20	otherwise transferred, the electric utility also
21	agrees, if its fuel adjustment clause has not already
22	been eliminated, to eliminate its fuel adjustment
23	clause in accordance with subsection (b) of Section
24	9-220 for a period of time equal to the length of any
25	such power purchase agreement or successor agreement,
26	or until January 1, 2005, whichever is longer; if the

09500SB1592ham003	-31-	LRB095 11114 BDD 36924 a

1	capacity of the generating plant so transferred and
2	related power purchase agreement does not result in the
3	elimination of the fuel adjustment clause under this
4	subsection, and the fuel adjustment clause has not
5	already been eliminated, the electric utility shall
6	agree that the costs associated with the transferred
7	plant that are included in the calculation of the rate
8	per kilowatt-hour to be applied pursuant to the
9	electric utility’s fuel adjustment clause during such
10	period shall not exceed the per kilowatt-hour cost
11	associated with such generating plant included in the
12	electric utility’s fuel adjustment clause during the
13	full calendar year preceding the transfer, with such
14	limit to be adjusted each year thereafter by the Gross
15	Domestic Product Implicit Price Deflator.

16	(vi) In addition, if the electric utility proposes
17	to sell, assign, or lease, (A) either (1) an amount of
18	generating plant that brings the amount of net
19	dependable generating capacity transferred pursuant to
20	this subsection to an amount equal to or greater than
21	15% of its net dependable capacity on the effective
22	date of this amendatory Act of 1997, or (2) one or more
23	generating plants with a total net dependable capacity
24	of 1100 megawatts, or (B) transmission and
25	distribution facilities that either (1) bring the
26	amount of transmission and distribution facilities

09500SB1592ham003	-32-	LRB095 11114 BDD 36924 a

1	transferred pursuant to this subsection to an amount
2	equal to or greater than 15% of the electric utility’s
3	total depreciated original cost investment in such
4	facilities, or (2) represent an investment of
5	$25,000,000 in terms of total depreciated original
6	cost, the electric utility shall provide, in addition
7	to the information listed in subparagraphs (i) through
8	(v) , the following information: (A) a description of
9	how the electric utility will meet its service
10	obligations under this Act in a safe and reliable
11	manner and (B) the electric utility’s projected earned
12	rate of return on common equity, calculated in
13	accordance with subsection (d) of this Section, for
14	each year from the date of the notice through December
15	31, 2006 both with and without the proposed
16	transaction. If the Commission has not issued an order
17	initiating a hearing on the proposed transaction
18	within 30 days after the date the electric utility’s
19	notice is filed, the transaction shall be deemed
20	approved. The Commission may, after notice and
21	hearing, prohibit the proposed transaction if it makes
22	either or both of the following findings: (1) that the
23	proposed transaction will render the electric utility
24	unable to provide its tariffed services in a safe and
25	reliable manner, or (2) that there is a strong
26	likelihood that consummation of the proposed

09500SB1592ham003	-33-	LRB095 11114 BDD 36924 a

1	transaction will result in the electric utility being
2	entitled to request an increase in its base rates
3	during the mandatory transition period pursuant to
4	subsection (d) of this Section. Any hearing initiated
5	by the Commission into the proposed transaction shall
6	be completed, and the Commission’s final order
7	approving or prohibiting the proposed transaction
8	shall be entered, within 90 days after the date the
9	electric utility’s notice was filed. Provided,
10	however, that a sale, assignment, or lease of
11	transmission facilities to an independent system
12	operator that meets the requirements of Section 16-126
13	shall not be subject to Commission approval under this
14	Section.

15	In any proceeding conducted by the Commission
16	pursuant to this subparagraph (vi), intervention shall
17	be limited to parties with a direct interest in the
18	transaction which is the subject of the hearing and any
19	statutory consumer protection agency as defined in
20	subsection (d) of Section 9-102.1. Notwithstanding the
21	provisions of Section 10-113 of this Act, any
22	application seeking rehearing of an order issued under
23	this subparagraph (vi), whether filed by the electric
24	utility or by an intervening party, shall be filed
25	within 10 days after service of the order.

26	The Commission shall not in any subsequent proceeding or

09500SB1592ham003	-34-	LRB095 11114 BDD 36924 a

1	otherwise, review such a reorganization or other transaction
2	authorized by this Section, but shall retain the authority to
3	allocate costs as stated in Section 16-111 (i). An entity to
4	which an electric utility sells, assigns, leases or transfers
5	assets pursuant to this subsection (g) shall not, as a result
6	of the transactions specified in this subsection (g) , be deemed
7	a public utility as defined in Section 3-105. Nothing in this
8	subsection (g) shall change any requirement under the
9	jurisdiction of the Illinois Department of Nuclear Safety
10	including, but not limited to, the payment of fees. Nothing in
11	this subsection (g) shall exempt a utility from obtaining a
12	certificate pursuant to Section 8-406 of this Act for the
13	construction of a new electric generating facility. Nothing in
14	this subsection (g) is intended to exempt the transactions
15	hereunder from the operation of the federal or State antitrust
16	laws. Nothing in this subsection (g) shall require an electric
17	utility to use the procedures specified in this subsection for
18	any of the transactions specified herein. Any other procedure
19	available under this Act may, at the electric utility’s
20	election, be used for any such transaction.

21	(h) During the mandatory transition period, the Commission
22	shall not establish or use any rates of depreciation, which for
23	purposes of this subsection shall include amortization, for any
24	electric utility other than those established pursuant to
25	subsection (c) of Section 5-104 of this Act or utilized
26	pursuant to subsection (g) of this Section. Provided, however,

09500SB1592ham003	-35-	LRB095 11114 BDD 36924 a

1	that in any proceeding to review an electric utility’s rates
2	for tariffed services pursuant to Section 9-201, 9-202, 9-250
3	or 16-111 (d) of this Act, the Commission may establish new
4	rates of depreciation for the electric utility in the same
5	manner provided in subsection (d) of Section 5-104 of this Act.
6	An electric utility implementing an accelerated cost recovery
7	method including accelerated depreciation, accelerated
8	amortization or other capital recovery methods, or recording
9	reductions to the original cost of its assets, pursuant to
10	subsection (g) of this Section, shall file a statement with the
11	Commission describing the accelerated cost recovery method to
12	be implemented or the reduction in the original cost of its
13	assets to be recorded. Upon the filing of such statement, the
14	accelerated cost recovery method or the reduction in the
15	original cost of assets shall be deemed to be approved by the
16	Commission as though an order had been entered by the
17	Commission.

18	(i) Subsequent to the mandatory transition period, the
19	Commission, in any proceeding to establish rates and charges
20	for tariffed services offered by an electric utility, may ~~shall~~
21	consider, among other factors, ~~only~~ (1) the then current or
22	projected revenues, costs, investments and cost of capital
23	directly or indirectly associated with the provision of such
24	tariffed services; (2) collection of transition charges in
25	accordance with Sections 16-102 and 16-108 of this Act; (3)
26	recovery of any employee transition costs as described in

09500SB1592ham003	-36-	LRB095 11114 BDD 36924 a

1	Section 16-128 which the electric utility is continuing to
2	incur, including recovery of any unamortized portion of such
3	costs previously incurred or committed, with such costs to be
4	equitably allocated among bundled services, delivery services,
5	and contracts with alternative retail electric suppliers; and
6	(4) recovery of the costs associated with the electric
7	utility’s compliance with decommissioning funding
8	requirements; and shall not consider any other revenues, costs,
9	investments or cost of capital of either the electric utility
10	or of any affiliate of the electric utility that are not
11	associated with the provision of tariffed services. In setting
12	rates for tariffed services, the Commission shall equitably
13	allocate joint and common costs and investments between the
14	electric utility’s competitive and tariffed services. In
15	determining the justness and reasonableness of the electric
16	power and energy component of an electric utility’s rates for
17	tariffed services subsequent to the mandatory transition
18	period and prior to the time that the provision of such
19	electric power and energy is declared competitive, the
20	Commission shall consider the extent to which the electric
21	utility’s tariffed rates for such component for each customer
22	class exceed the market value determined pursuant to Section
23	16-112, and, if the electric power and energy component of such
24	tariffed rate exceeds the market value by more than 10% for any
25	customer class, may establish such electric power and energy
26	component at a rate equal to the market value plus 10%. In any

09500SB1592ham003	-37-	LRB095 11114 BDD 36924 a

1	such case, the Commission may also elect to extend the
2	provisions of Section 16-111(e) for any period in which the
3	electric utility is collecting transition charges, using
4	information applicable to such period.

5	(j) During the mandatory transition period, an electric
6	utility may elect to transfer to a non-operating income account
7	under the Commission’s Uniform System of Accounts either or
8	both of (i) an amount of unamortized investment tax credit that
9	is in addition to the ratable amount which is credited to the
10	electric utility’s operating income account for the year in
11	accordance with Section 46(f)(2) of the federal Internal
12	Revenue Code of 1986, as in effect prior to P.L. 101-508, or
13	(ii) “excess tax reserves”, as that term is defined in Section
14	203(e)(2)(A) of the federal Tax Reform Act of 1986, provided
15	that (A) the amount transferred may not exceed the amount of
16	the electric utility’s assets that were created pursuant to
17	Statement of Financial Accounting Standards No. 71 which the
18	electric utility has written off during the mandatory
19	transition period, and (B) the transfer shall not be effective
20	until approved by the Internal Revenue Service. An electric
21	utility electing to make such a transfer shall file a statement
22	with the Commission stating the amount and timing of the
23	transfer for which it intends to request approval of the
24	Internal Revenue Service, along with a copy of its proposed
25	request to the Internal Revenue Service for a ruling. The
26	Commission shall issue an order within 14 days after the

09500SB1592ham003	-38-	LRB095 11114 BDD 36924 a

1	electric utility’s filing approving, subject to receipt of
2	approval from the Internal Revenue Service, the proposed
3	transfer.

4	(k) If an electric utility is selling or transferring to a
5	single buyer 5 or more generating plants located in this State
6	with a total net dependable capacity of 5000 megawatts or more
7	pursuant to subsection (g) of this Section and has obtained a
8	sale price or consideration that exceeds 200% of the book value
9	of such plants, the electric utility must provide to the
10	Governor, the President of the Illinois Senate, the Minority
11	Leader of the Illinois Senate, the Speaker of the Illinois
12	House of Representatives, and the Minority Leader of the
13	Illinois House of Representatives no later than 15 days after
14	filing its notice under subsection (g) of this Section or 5
15	days after the date on which this subsection (k) becomes law,
16	whichever is later, a written commitment in which such electric
17	utility agrees to expend $2 billion outside the corporate
18	limits of any municipality with 1,000,000 or more inhabitants
19	within such electric utility’s service area, over a 6-year
20	period beginning with the calendar year in which the notice is
21	filed, on projects, programs, and improvements within its
22	service area relating to transmission and distribution
23	including, without limitation, infrastructure expansion,
24	repair and replacement, capital investments, operations and
25	maintenance, and vegetation management.

26	(l) The provisions of this amendatory Act of the 95th

09500SB1592ham003	-39-	LRB095 11114 BDD 36924 a

1	General Assembly relating to (i) the reinstatement of rates and
2	(ii) refunds to customers are separate issues and severable. If
3	either of those provisions or its application to any person or
4	circumstance is held invalid, then the invalidity of that
5	provision or application does not affect the other provision or
6	its application. This subsection (1) does not in any way limit
7	the general severability clause of Section 99-97 of this
8	amendatory Act of the 95th General Assembly.

9	(Source: P.A. 91-50, eff. 6-30-99; 92-537, eff. 6-6-02; 92-690,
10	eff. 7-18-02; revised 9-10-02.)

11	(220 ILCS 5/16-113)

12	Sec. 16-113. Declaration of service as a competitive
13	service.

14	(a) An electric utility may, by petition, request the
15	Commission to declare a tariffed service provided by the
16	electric utility to be a competitive service. The electric
17	utility shall give notice of its petition to the public in the
18	same manner that public notice is provided for proposed general
19	increases in rates for tariffed services, in accordance with
20	rules and regulations prescribed by the Commission. The
21	Commission shall hold a hearing and ~~on the petition if a~~
22	~~hearing is deemed necessary by the Commission. The Commission~~
23	shall declare the class of tariffed service to be a competitive
24	service ~~for some identifiable customer segment or group of~~
25	~~customers, or some clearly defined geographical area~~ within the

09500SB1592ham003	-40-	LRB095 11114 BDD 36924 a

1	electric utility’s service area, only after the electric
2	utility demonstrates that at least 33% of the customers in the
3	electric utility’s service area that are eligible to take the
4	class of tariffed service instead take service from alternative
5	retail electric suppliers, as defined in Section 16-102, and
6	that at least 3 alternative retail electric suppliers provide
7	service that is comparable to the class of tariffed service to
8	those customers in the utility’s service area that do not take
9	service from the electric utility; ~~if the service or a~~
10	~~reasonably equivalent substitute service is reasonably~~
11	~~available to the customer segment or group or in the defined~~
12	~~geographical area at a comparable price from one or more~~
13	~~providers other than the electric utility or an affiliate of~~
14	~~the electric utility, and the electric utility has lost or~~
15	~~there is a reasonable likelihood that the electric utility will~~
16	~~lose business for the service to the other provider or~~
17	~~providers;~~ provided, that the Commission may not declare the
18	provision of electric power and energy to be competitive
19	pursuant to this subsection with respect to (i) any retail
20	customer or group of retail customers that is not eligible
21	pursuant to Section 16-104 to take delivery services provided
22	by the electric utility and (ii) any residential and small
23	commercial retail customers prior to the last date on which
24	such customers are required to pay transition charges. In
25	determining whether to grant or deny a petition to declare the
26	provision of electric power and energy competitive, the

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1	Commission shall consider, in applying the above criteria,
2	whether there is adequate transmission capacity into the
3	service area of the petitioning electric utility to make
4	electric power and energy reasonably available to the customer
5	segment or group or in the defined geographical area from one
6	or more providers other than the electric utility or an
7	affiliate of the electric utility, in accordance with this
8	subsection. The Commission shall make its determination and
9	issue its final order declaring or refusing to declare the
10	service to be a competitive service within 180 ~~120~~ days
11	following the date that the petition is filed, ~~or otherwise the~~
12	~~petition shall be deemed to be granted; provided, that if the~~
13	~~petition is deemed to be granted by operation of law, the~~
14	~~Commission shall not thereby be precluded from finding and~~
15	~~ordering, in a subsequent proceeding initiated by the~~
16	~~Commission, and after notice and hearing, that the service is~~
17	~~not competitive based on the criteria set forth in this~~
18	~~subsection~~.

19	(b) Any customer except a customer identified in subsection
20	(c) of Section 16-103 who is taking a tariffed service that is
21	declared to be a competitive service pursuant to subsection (a)
22	of this Section shall be entitled to continue to take the
23	service from the electric utility on a tariffed basis for a
24	period of 3 years following the date that the service is
25	declared competitive, or such other period as is stated in the
26	electric utility’s tariff pursuant to Section 16-110. This

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1	subsection shall not require the electric utility to offer or
2	provide on a tariffed basis any service to any customer (except
3	those customers identified in subsection (c) of Section 16-103)
4	that was not taking such service on a tariffed basis on the
5	date the service was declared to be competitive.

6	(c) If the Commission denies a petition to declare a
7	service to be a competitive service, or determines in a
8	separate proceeding that a service is not competitive based on
9	the criteria set forth in subsection (a), the electric utility
10	may file a new petition no earlier than 6 months following the
11	date of the Commission’s order, requesting, on the basis of
12	additional or different facts and circumstances, that the
13	service be declared to be a competitive service.

14	(d) The Commission shall not deny a petition to declare a
15	service to be a competitive service, and shall not find that a
16	service is not a competitive service, on the grounds that it
17	has previously denied the petition of another electric utility
18	to declare the same or a similar service to be a competitive
19	service or has previously determined that the same or a similar
20	service provided by another electric utility is not a
21	competitive service.

22	(e) An electric utility may declare a service, other than
23	delivery services or the provision of electric power or energy,
24	to be competitive by filing with the Commission at least 14
25	days prior to the date on which the service is to become
26	competitive a notice describing the service that is being

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1	declared competitive and the date on which it will become
2	competitive; provided, that any customer who is taking a
3	tariffed service that is declared to be a competitive service
4	pursuant to this subsection (e) shall be entitled to continue
5	to take the service from the electric utility on a tariffed
6	basis until the electric utility files, and the Commission
7	grants, a petition to declare the service competitive in
8	accordance with subsection (a) of this Section. The Commission
9	shall be authorized to find and order, after notice and hearing
10	in a subsequent proceeding initiated by the Commission, that
11	any service declared to be competitive pursuant to this
12	subsection (e) is not competitive in accordance with the
13	criteria set forth in subsection (a) of this Section.

14	(Source: P.A. 90-561, eff. 12-16-97.)

15	(220 ILCS 5/16-135 new)

16	Sec. 16-135. The Consumers Overbilled and Reimbursed for
17	Electricity Fund.

18	(a) The Consumers Overbilled and Reimbursed for
19	Electricity Fund is created as a special fund in the State
20	treasury. Subject to appropriation, moneys in the Fund shall be
21	distributed and paid or credited as provided in this Section.
22	Income earned on amounts in the Fund shall be deposited into
23	the Fund.

24	(b) In January 2008, or as soon thereafter as practical,
25	the Department of Revenue shall make payments from the Fund to

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1	each utility that has made refunds under item (B) in subsection
2	(a) of Section 16-111 in the amount of those refunds made by
3	the utility together with interest that is reasonably incurred
4	from the date that the refunds were made to the date of payment
5	to the utility under this subsection.

6	(c) Beginning 10 days after the effective date of this
7	amendatory Act of the 95th General Assembly and through the end
8	of the calendar month in which that date occurs constitutes the
9	first rate-reduction month. Thereafter, each calendar month
10	constitutes a rate-reduction month.

11	(d) For each rate-reduction month, the Department of
12	Revenue shall make a payment from the Fund to each utility that
13	is subject to subsection (a) of Section 16-111. Payments shall
14	be made each calendar month beginning February 2008. The
15	payment to each such utility for a rate-reduction month shall
16	be in an amount equal to (i) the number of total kilowatt hours
17	used by the utility’s customers during the billing periods
18	ending in the rate-reduction month, multiplied by (ii) a rate
19	determined by subtracting the rate charged to the utility’s
20	customers on December 31, 2006 from the rate charged to the
21	utility’s customers on January 2, 2007 for each rate-reduction
22	month through the rate-reduction month of December 2008; 90% of
23	that amount for each rate-reduction month in 2009; 80% of that
24	amount for each rate-reduction month in 2010; 70% of that
25	amount for each rate-reduction month in 2011; 60% of that
26	amount for each rate-reduction month in 2012; and 50% of that

09500SB1592ham003	-45-	LRB095 11114 BDD 36924 a

1	amount for each rate-reduction month beginning on or after
2	January 1, 2013. For the purpose of calculating the payment
3	under this subsection, the rate charged to the utility’s
4	customers on January 2, 2007 does not include the portion of
5	the rate charged under any delivery services tariff of the
6	utility that became effective on January 2, 2007.

7	Payments under this subsection (d) shall include interest
8	that is reasonably incurred; interest shall be calculated on
9	the remaining balance beginning 10 days after the end of the
10	rate-reduction month through the date of payment. If there is
11	not a sufficient balance in the Fund to make the payment
12	required under this subsection (d), then the Department of
13	Revenue shall pay each utility a pro-rata share of the balance
14	of the Fund (less any amount necessary to make refunds under
15	Section 5-65 of the Electricity Generator Tax Act) based on the
16	amount of the payment owing to that utility compared to the
17	total of payments owing to all such utilities. Payments shall
18	be made first with respect to the earliest rate-reduction month
19	for which payment has not been made in full.

20	(e) For each rate-reduction month through and including
21	June 2008, if, during the entire rate-reduction month, the
22	utility charged its customers the same rates charged to its
23	customers on December 31, 2006 (plus any rate charged under any
24	of the utility’s delivery services tariffs that became
25	effective on or after January 2, 2007), then the amount paid to
26	the utility for that rate-reduction month shall be retained by

09500SB1592ham003	-46-	LRB095 11114 BDD 36924 a

1	the utility. Otherwise, the amount paid to the utility for that
2	rate-reduction month shall immediately be credited to the
3	customers of the utility prorated based on the total kilowatt
4	hours used by the customer during the rate-reduction month as
5	compared to the total kilowatt hours used by all customers of
6	that utility during the rate-reduction month. The utility must
7	identify the credit on the bill as a STATE FUNDED CREDIT and
8	must insert a separate notice with the bill to the customer
9	showing the credit. That notice must state the following in at
10	least 14-point bold type:

11	THE “STATE FUNDED CREDIT” SHOWN ON THIS BILL WAS FUNDED IN
12	ACCORDANCE WITH A MANDATE OF THE GENERAL ASSEMBLY OF THE
13	STATE OF ILLINOIS.

14	No other communication concerning the credit may be contained
15	on the notice or the bill or any other material sent with the
16	bill.

17	(f) All information necessary to implement and administer
18	this Section must be provided by each utility to the Commission
19	within 10 days after the end of each calendar month. The
20	Commission shall then verify the information and make
21	certifications to the Department of Revenue necessary for the
22	Department to make payments under this Section.

23	If a utility, without good cause shown, does not provide
24	accurate information within the 10-day period and the payment
25	based on that information is required to be credited to its
26	customers under subsection (e), then the utility must

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1	additionally credit its customers with interest, at the
2	utility’s expense, for the period during which the application
3	of the credit is delayed. The interest shall be at the same
4	rate that the Commission requires the utility to pay on
5	customer deposits.

6	The Commission must, and has all powers necessary to, (i)
7	fully enforce this Section and (ii) examine and audit the books
8	and records of utilities to ensure compliance with this
9	Section.

10	For the public interest, safety, and welfare, in order to
11	initially implement this Section, the Commission is authorized
12	to adopt emergency rules under Section 5-45 of the Illinois
13	Administrative Procedure Act.

14	Section 3-10. The State Finance Act is amended by changing
15	Section 8h and by adding Section 5.675 as follows:

16	(30 ILCS 105/5.675 new)

17	Sec. 5.675. The Consumers Overbilled and Reimbursed for
18	Electricity Fund.

19	(30 ILCS 105/8h)

20	Sec. 8h. Transfers to General Revenue Fund.

21	(a) Except as otherwise provided in this Section and
22	Section 8n of this Act, and ~~(e), (d), or (c),~~ notwithstanding
23	any other State law to the contrary, the Governor may, through

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1	June 30, 2007, from time to time direct the State Treasurer and
2	Comptroller to transfer a specified sum from any fund held by
3	the State Treasurer to the General Revenue Fund in order to
4	help defray the State’s operating costs for the fiscal year.
5	The total transfer under this Section from any fund in any
6	fiscal year shall not exceed the lesser of (i) 8% of the
7	revenues to be deposited into the fund during that fiscal year
8	or (ii) an amount that leaves a remaining fund balance of 25%
9	of the July 1 fund balance of that fiscal year. In fiscal year
10	2005 only, prior to calculating the July 1, 2004 final
11	balances, the Governor may calculate and direct the State
12	Treasurer with the Comptroller to transfer additional amounts
13	determined by applying the formula authorized in Public Act
14	93-839 to the funds balances on July 1, 2003. No transfer may
15	be made from a fund under this Section that would have the
16	effect of reducing the available balance in the fund to an
17	amount less than the amount remaining unexpended and unreserved
18	from the total appropriation from that fund estimated to be
19	expended for that fiscal year. This Section does not apply to
20	any funds that are restricted by federal law to a specific use,
21	to any funds in the Motor Fuel Tax Fund, the Intercity
22	Passenger Rail Fund, the Hospital Provider Fund, the Medicaid
23	Provider Relief Fund, the Teacher Health Insurance Security
24	Fund, the Reviewing Court Alternative Dispute Resolution Fund,
25	the Voters’ Guide Fund, the Foreign Language Interpreter Fund,
26	the Lawyers’ Assistance Program Fund, the Supreme Court Federal

09500SB1592ham003	-49-	LRB095 11114 BDD 36924 a

1	Projects Fund, the Supreme Court Special State Projects Fund,
2	the Supplemental Low-Income Energy Assistance Fund, the Good
3	Samaritan Energy Trust Fund, the Low-Level Radioactive Waste
4	Facility Development and Operation Fund, the Horse Racing
5	Equity Trust Fund, or the Hospital Basic Services Preservation
6	Fund, or to any funds to which subsection (f) of Section 20-40
7	of the Nursing and Advanced Practice Nursing Act applies. No
8	transfers may be made under this Section from the Pet
9	Population Control Fund. Notwithstanding any other provision
10	of this Section, for fiscal year 2004, the total transfer under
11	this Section from the Road Fund or the State Construction
12	Account Fund shall not exceed the lesser of (i) 5% of the
13	revenues to be deposited into the fund during that fiscal year
14	or (ii) 25% of the beginning balance in the fund. For fiscal
15	year 2005 through fiscal year 2007, no amounts may be
16	transferred under this Section from the Road Fund, the State
17	Construction Account Fund, the Criminal Justice Information
18	Systems Trust Fund, the Wireless Service Emergency Fund, or the
19	Mandatory Arbitration Fund.

20	In determining the available balance in a fund, the
21	Governor may include receipts, transfers into the fund, and
22	other resources anticipated to be available in the fund in that
23	fiscal year.

24	The State Treasurer and Comptroller shall transfer the
25	amounts designated under this Section as soon as may be
26	practicable after receiving the direction to transfer from the

09500SB1592ham003	-50-	LRB095 11114 BDD 36924 a

1	Governor.

2	(a-5) Transfers directed to be made under this Section on
3	or before February 28, 2006 that are still pending on May 19,
4	2006 (the effective date of Public Act 94-774) ~~this amendatory~~
5	~~Act of the 94th General Assemmbly~~ shall be redirected as
6	provided in Section 8n of this Act.

7	(b) This Section does not apply to: (i) the Ticket For The
8	Cure Fund; (ii) any fund established under the Community Senior
9	Services and Resources Act; or (iii) on or after January 1,
10	2006 (the effective date of Public Act 94-511), the Child Labor
11	and Day and Temporary Labor Enforcement Fund.

12	(c) This Section does not apply to the Demutualization
13	Trust Fund established under the Uniform Disposition of
14	Unclaimed Property Act.

15	(d) This Section does not apply to moneys set aside in the
16	Illinois State Podiatric Disciplinary Fund for podiatric
17	scholarships and residency programs under the Podiatric
18	Scholarship and Residency Act.

19	(e) Subsection (a) does not apply to, and no transfer may
20	be made under this Section from, the Pension Stabilization
21	Fund.

22	(f) This Section does not apply to the Consumers Overbilled
23	and Reimbursed for Electricity Fund.

24	(Source: P.A. 93-32, eff. 6-20-03; 93-659, eff. 2-3-04; 93-674,
25	eff. 6-10-04; 93-714, eff. 7-12-04; 93-801, eff. 7-22-04;
26	93-839, eff. 7-30-04; 93-1054, eff. 11-18-04; 93-1067, eff.

09500SB1592ham003	-51-	LRB095 11114 BDD 36924 a

1	1-15-05; 94-91, eff. 7-1-05; 94-120, eff. 7-6-05; 94-511, eff.
2	1-1-06; 94-535, eff. 8-10-05; 94-639, eff. 8-22-05; 94-645,
3	eff. 8-22-05; 94-648, eff. 1-1-06; 94-686, eff. 11-2-05;
4	94-691, eff. 11-2-05; 94-726, eff. 1-20-06; 94-773, eff.
5	5-18-06; 94-774, eff. 5-19-06; 94-804, eff. 5-26-06; 94-839,
6	eff. 6-6-06; revised 6-19-06.)

7	Section 3-15. “An Act in relation to the competitive
8	provision of utility services, amending named Acts”, Public Act
9	90-561, approved December 16, 1997, is amended by changing
10	Section 15 of Article I as follows:

11	(P.A. 90-561, Art. I, Sec. 15)

12	Sec. 15.

13	(a) If any provision added by this amendatory Act of 1997
14	is held invalid, this entire amendatory Act of 1997 shall be
15	deemed invalid, and the provisions of Section 1.31,
16	“Severability”, of the Statute on Statutes are hereby expressly
17	declared not applicable to this amendatory Act of 1997;
18	provided, however (i) that any contracts entered into and
19	performed, transactions completed, orders issued, services
20	provided, billings rendered, or payments made in accordance
21	with the provisions of this amendatory Act of 1997, other than
22	as provided in clause (ii) below, prior to the date of the
23	determination of such invalidity, shall not thereby be rendered
24	invalid; (ii) that no presumption as to the validity or

09500SB1592ham003	-52-	LRB095 11114 BDD 36924 a

1	invalidity of any contracts, transactions, orders, billings,
2	or payments pursuant to Article XVIII of the Public Utilities
3	Act shall result from a determination of invalidity of this
4	amendatory Act of 1997; and (iii) that the provisions of
5	proviso (i) shall not be deemed to preserve the validity of any
6	executory contracts or transactions, of any actions to be taken
7	pursuant to orders issued, or of any services to be performed,
8	billings to be rendered, or payments to be made, pursuant to
9	provisions of this amendatory Act of 1997 subsequent to the
10	date of determination of such invalidity.

11	(b) This Section applies only to Public Act 90-561; this
12	Section does not apply to any Public Act (i) with an effective
13	date after the effective date of Public Act 90-561 and (ii)
14	that amends, adds to, or otherwise affects the provisions added
15	by Public Act 90-561.

16	(Source: P.A. 90-561.)

17	ARTICLE 5. ELECTRICITY GENERATOR TAX ACT

18	Section 5-1. Short title. This Act may be cited as the
19	Electricity Generator Tax Act.

20	Section 5-3. Definitions. As used in this Act:

21	“Department” means the Department of Revenue.

22	“Generating unit” means a nuclear reactor, coal-fired
23	boiler, coal-fired combustion turbine, or natural gas-fired

09500SB1592ham003	-53-	LRB095 11114 BDD 36924 a

1	turbine that produces electricity.

2	“Nameplate capacity” means the maximum rated output of a
3	generating unit under specific conditions, as designated by the
4	manufacturer on a nameplate that is physically attached to the
5	generating unit.

6	“Taxable year” means a calendar year. For 2007, however,
7	taxable year means the effective date of this Act through and
8	including December 31, 2007.

9	“Taxpayer” means a person who operates a generating unit in
10	this State at any time during the taxable year.

11	“Vertically integrated utility” means a public utility
12	that owns generating units, a transmission system, and
13	distribution lines to provide all aspects of electric service
14	in the utility’s service territory.

15	Section 5-5. Tax imposed.

16	(a) A tax is imposed on the privilege of operating, at any
17	time during the taxable year, a generating unit within this
18	State.

19	(b) The tax imposed under this Act applies to taxable years
20	beginning on or after the effective date of this Act.

21	(c) No tax under this Act is imposed on any of the
22	following:

23	(1) a generating unit owned by a municipality or an
24	electric cooperative;

25	(2) a generating unit that generates electricity from a

09500SB1592ham003	-54-	LRB095 11114 BDD 36924 a

1	renewable energy resource, as defined in the Renewable
2	Energy, Energy Efficiency, and Coal Resources Development
3	Law of 1997;

4	(3) a generating unit designed to produce both heat and
5	electricity from a single heat source;

6	(4) a generating unit that has a nameplate capacity of
7	less than 100 megawatts;

8	(5) a generating unit operated fewer than 876 hours
9	during the taxable year (or fewer than 438 hours during
10	taxable year 2007); or

11	(6) any portion of the nameplate capacity of a
12	generating unit that is owned by a vertically integrated
13	utility.

14	Section 5-10. Rate. For each generating unit that is not
15	exempt under subsection (c) of Section 5-5, the tax under this
16	Act is imposed annually in the amount equal to $70,000 per
17	megawatt of nameplate capacity of the generating unit.

18	Section 5-15. Returns and notices.

19	(a) Each taxpayer subject to the tax imposed under this Act
20	shall make a return under this Act for that taxable year.

21	(b) Each taxpayer shall keep any record, render any
22	statement, make any return and notice, and comply with any rule
23	that the Department may, from time to time, adopt. If, in the
24	judgment of the Director of Revenue it is necessary, he or she

09500SB1592ham003	-55-	LRB095 11114 BDD 36924 a

1	may require any person, by notice served upon that person or by
2	rule, to make any return and notice, render any statement, or
3	keep any record that the Director deems sufficient to show
4	whether or not that person is liable for tax under this Act.

5	Section 5-20. Time and place for filing returns.

6	(a) Returns required by this Act must be filed at the place
7	that the Department may require by rule.

8	(b) A return due under this Act for any taxable year must
9	be filed on or before the 15th day of the third month following
10	the close of the taxable year.

11	(c) The fact that an individual’s name is signed to a
12	return or notice is prima facie evidence for all purposes that
13	the document was actually signed by that individual. If a
14	return is prepared by an income tax return preparer for a
15	taxpayer, then that preparer shall sign the return as the
16	preparer of that return. If a return is transmitted to the
17	Department electronically, then the Department may presume
18	that the electronic return originator has obtained and is
19	transmitting a valid signature document pursuant to the rules
20	adopted by the Department for the electronic filing of tax
21	returns, or the Department may authorize electronic return
22	originators to maintain the signature documents and associated
23	documentation, subject to the Department’s right of inspection
24	at any time without notice, rather than transmitting those
25	documents to the Department, and the Department may process the

09500SB1592ham003	-56-	LRB095 11114 BDD 36924 a

1	return.

2	A return or notice required of a corporation must be signed
3	by the president, vice-president, treasurer, or any other
4	officer duly authorized so to act or, in the case of a limited
5	liability company, by a manager or member. In the case of a
6	return or notice made for a corporation by a fiduciary, the
7	fiduciary shall sign the document. The fact that an
8	individual’s name is signed to a return or notice is prima
9	facie evidence that the individual is authorized to sign the
10	document on behalf of the taxpayer.

11	A return or notice of a partnership must be signed by any
12	one of the partners or, in the case of a limited liability
13	company, by a manager or member. The fact that a person’s name
14	is signed to a return or notice is prima facie evidence that
15	the individual is authorized to sign the document on behalf of
16	the partnership or limited liability company.

17	(d) If a taxpayer fails to sign a return within 30 days
18	after proper notice and demand for signature by the Department,
19	the return is considered valid, and any amount shown to be due
20	on the return is deemed assessed. Any overpayment of tax shown
21	on the face of an unsigned return is considered forfeited if,
22	after notice and demand for signature by the Department, the
23	taxpayer fails to provide a signature and 3 years have passed
24	from the date the return was filed.

25	(e) Each return required to be filed under this Act must
26	contain or be verified by a written declaration that it is made

09500SB1592ham003	-57-	LRB095 11114 BDD 36924 a

1	under the penalties of perjury. A taxpayer’s signing a
2	fraudulent return under this Act is perjury, as defined in
3	Section 32-2 of the Criminal Code of 1961.

4	(f) The Department may require electronic filing of any
5	return due under this Act.

6	Section 5-25. Payment on due date of return.

7	(a) Each taxpayer required to file a return under this Act
8	shall, without assessment, notice, or demand, pay any tax due
9	thereon to the Department at the place fixed by rules adopted
10	by the Department for filing on or before the date fixed for
11	filing the return (determined without regard to any extension
12	of time for filing the return). In making payment as provided
13	in this Section, there remains payable only the balance of the
14	tax remaining due after giving effect to payments of estimated
15	tax made by the taxpayer under Section 5-30 of this Act for the
16	taxable year and to tentative payments under subsection (b) of
17	this Section for the taxable year.

18	(b) The taxpayer shall file a tentative tax return and pay,
19	on or before the date required by law for the filing of the
20	return the amount properly estimated as his or her tax for the
21	taxable year.

22	(c) Interest and penalty on any amount of tax due and
23	unpaid for the period of any extension is payable as provided
24	by the Uniform Penalty and Interest Act.

25	(d) The Department may, by rule, require any taxpayer to

09500SB1592ham003	-58-	LRB095 11114 BDD 36924 a

1	make payments due under this Act by electronic funds transfer.

2	Section 5-30. Payment of estimated tax.

3	(a) Beginning July 1, 2007, each taxpayer is required to
4	pay estimated tax for the taxable year in the form and manner
5	that the Department requires by rule. Each installment of
6	estimated tax must be paid on or before the 10th day of each
7	calendar month.

8	(b) The amount of each required installment is an amount
9	equal to:

10	(1) the total amount of the tax that is estimated to be
11	due for the taxable year under Section 5-10 less the amount
12	of all estimated payments previously paid by the taxpayer
13	for that taxable year; divided by

14	(2) the number of calendar months remaining in the
15	taxable year, including the current calendar month.

16	(c) In case of any underpayment of estimated tax by a
17	taxpayer, the taxpayer is liable to a penalty in an amount
18	determined at the rate set forth under Section 3-3 of the
19	Uniform Penalty and Interest Act upon the amount of the
20	underpayment, determined under subsection (b), for each
21	required installment. For the purposes of this subsection (c),
22	the amount of the underpayment is the excess of:

23	(1) the amount of the installment that would be
24	required to be paid under subsection (b) ; less

25	(2) the amount, if any, of the installment paid on or

09500SB1592ham003	-59-	LRB095 11114 BDD 36924 a

1	before the last date prescribed for payment.

2	Section 5-35. Collection authority. The Department shall
3	collect the taxes imposed by this Act and shall deposit the
4	amounts collected under this Act into the Consumers Overbilled
5	and Reimbursed for Electricity Fund in the State treasury.

6	Section 5-40. Notice and demand.

7	(a) Except as provided in subsection (b), the Director of
8	Revenue shall, as soon as practical after an amount payable
9	under this Act is deemed assessed (as provided in Section 5-45
10	of this Act), give notice to each person liable for any unpaid
11	portion of that assessment, stating the amount unpaid and
12	demanding payment thereof. In the case of tax deemed assessed
13	with the filing of a return, the Director shall give notice no
14	later than 3 years after the date the return was filed. Upon
15	receipt of any notice and demand, there must be paid, at the
16	place and time stated in the notice, the amount stated in the
17	notice. The notice must be left at the dwelling or usual place
18	of business of the person or shall be sent by mail to the
19	person’s last known address.

20	(b) In the case of a deficiency deemed assessed under
21	Section 5-45 of this Act, after the filing of a protest, notice
22	and demand may not be made with respect to the assessment until
23	all proceedings in court for the review of the assessment have
24	terminated or the time for the taking thereof has expired

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1	without the proceedings being instituted.

2	(c) The Department may bring an action in any court of
3	competent jurisdiction within or without this State in the name
4	of the people of this State to recover the amount of any taxes,
5	penalties, and interest due and unpaid under this Act. In that
6	action, the certificate of the Department showing the amount of
7	the delinquency is prima facie evidence of the correctness of
8	the amount, its assessment, and of the compliance by the
9	Department with all the provisions of this Act.

10	Section 5-45. Assessment.

11	(a) The amount of tax that is shown to be due on the return
12	is deemed to be assessed on the date of filing of the return
13	(including any amended returns showing an increase of tax). If
14	the amount of tax is understated on the taxpayer’s return due
15	to a mathematical error, the Department shall notify the
16	taxpayer that the amount of tax in excess of that shown on the
17	return is due and has been assessed. The notice of additional
18	tax due must be issued no later than 3 years after the date the
19	return was filed. The notice of additional tax due is not
20	considered to be a notice of deficiency nor does the taxpayer
21	have any right of protest. In the case of a return properly
22	filed without the computation of the tax, the tax computed by
23	the Department is deemed to be assessed on the date when
24	payment is due.

25	(b) If a notice of deficiency has been issued, the amount

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1	of the deficiency is deemed assessed on the date provided in
2	Section 5-50 if no protest is filed or, if a protest is filed,
3	then upon the date when the decision of the Department becomes
4	final.

5	(c) Any amount paid as tax or in respect of tax paid under
6	this Act, other than amounts paid as estimated tax under
7	Section 5-30, are deemed to be assessed upon the date of
8	receipt of payment, notwithstanding any other provisions of
9	this Act.

10	(d) No deficiency may be assessed with respect to a taxable
11	year for which a return was filed unless a notice of deficiency
12	for that year was issued not later than the date prescribed in
13	Section 5-55.

14	Section 5-50. Deficiencies and overpayments.

15	(a) As soon as practical after a return is filed, the
16	Department shall examine it to determine the correct amount of
17	tax. If the Department finds that the amount of tax shown on
18	the return is less than the correct amount, it shall issue a
19	notice of deficiency to the taxpayer that sets forth the amount
20	of tax and penalties proposed to be assessed. If the Department
21	finds that the tax paid is more than the correct amount, it
22	shall credit or refund the overpayment as provided by Section
23	5-65. The findings of the Department under this subsection are
24	prima facie correct and are prima facie evidence of the
25	correctness of the amount of tax and penalties due.

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1	(b) If the taxpayer fails to file a tax return, the
2	Department shall determine the amount of tax due according to
3	its best judgment and information, and the amount so fixed by
4	the Department is prima facie correct and is prima facie
5	evidence of the correctness of the amount of tax due. The
6	Department shall issue a notice of deficiency to the taxpayer
7	that sets forth the amount of tax and penalties proposed to be
8	assessed.

9	(c) A notice of deficiency issued under this Act must set
10	forth the adjustments giving rise to the proposed assessment
11	and the reasons therefor.

12	(d) Assessment when no protest. Upon the expiration of 60
13	days after the date on which it was issued, a notice of
14	deficiency constitutes an assessment of the amount of tax and
15	penalties specified therein, except only for such amounts as to
16	which the taxpayer has filed a protest with the Department.

17	Section 5-55. Limitations on notices of deficiency and
18	assessments.

19	(a) A notice of deficiency must be issued not later than 3
20	years after the date that the return was filed. No deficiency
21	may be assessed or collected with respect to the year for which
22	the return was filed unless the notice is issued within that
23	period.

24	(b) If no return is filed or a false and fraudulent return
25	is filed with intent to evade the tax imposed by this Act, a

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1	notice of deficiency may be issued at any time.

2	(c) In any case in which there has been an erroneous refund
3	of tax payable under this Act, a notice of deficiency may be
4	issued at any time within 2 years from the making of the
5	refund, or within 5 years from the making of the refund if it
6	appears that any part of the refund was induced by fraud or the
7	misrepresentation of a material fact, but the amount of any
8	proposed assessment set forth in the notice is limited to the
9	amount of the erroneous refund.

10	(d) If a protest has been filed with respect to a notice of
11	deficiency issued by the Department with respect to a taxable
12	year and the decision of the Department on the protest has
13	become final, the Department is barred from issuing a further
14	or additional notice of deficiency for that taxable year,
15	except in the case of fraud, mathematical error, or a return
16	that is not considered processable, as the term is defined in
17	Section 3-2 of the Uniform Penalty and Interest Act.

18	(e) The taxpayer at any time, whether or not a notice of
19	deficiency has been issued, has the right to waive the
20	restrictions on assessment and collection of the whole or any
21	part of any proposed assessment under this Act by a signed
22	notice in writing filed with the Department in the form and
23	manner that the Department may provide by rule.

24	Section 5-60. Procedure on protest.

25	(a) Within 60 days after the issuance of a notice of

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1	deficiency, the taxpayer may file with the Department of
2	Revenue a written protest against the proposed assessment, in
3	the form and manner that the Department may provide by rule,
4	setting forth the grounds on which the protest is based. If a
5	protest is filed, the Department shall reconsider the proposed
6	assessment and, if the taxpayer has so requested, shall grant
7	the taxpayer or his or her authorized representative a hearing.

8	(b) As soon as practical after the reconsideration and
9	hearing, if any, the Department shall issue a notice of
10	decision by mailing the notice by certified or registered mail.
11	The notice must set forth briefly the Department’s findings of
12	fact and the basis of decision in each case decided in whole or
13	in part adversely to the taxpayer.

14	(c) Within 30 days after the mailing of a notice of
15	decision, the taxpayer may file with a Department a written
16	request for rehearing in the form and manner that the
17	Department may provide by rule, setting forth the grounds on
18	which the rehearing is requested. In any such case, the
19	Department shall, in its discretion, grant either a rehearing
20	or Departmental review unless, within 10 days after receipt of
21	the request, it issues a denial of the request by mailing the
22	denial to the taxpayer by certified or registered mail. If
23	rehearing or Departmental review is granted, as soon as
24	practical after the rehearing or Departmental review, the
25	Department shall issue a notice of final decision as provided
26	in subsection (b).

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1	(d) The action of the Department on the taxpayer’s protest
2	becomes final:

3	(1) 30 days after the issuance of a notice of decision
4	as provided in subsection (b); or

5	(2) if a timely request for rehearing was made, upon
6	the issuance of a denial of the request or the issuance of
7	a notice of final decision, as provided in subsection (c) .

8	Section 5-65. Credits and refunds.

9	(a) In the case of any overpayment, the Department of
10	Revenue may credit the amount of the overpayment, including any
11	interest allowed thereon, against any liability in respect of
12	the tax imposed by this Act or any other act administered by
13	the Department or against any liability of the taxpayer
14	collectible by the Department, regardless of whether other
15	collection remedies are closed to the Department on the part of
16	the person who made the overpayment and shall refund any
17	balance to that person.

18	(b) The Department may adopt rules providing for the
19	crediting against the estimated tax for any taxable year of the
20	amount determined by the taxpayer or the Department to be an
21	overpayment of the tax imposed by this Act for a preceding
22	taxable year.

23	(c) Interest is allowed and paid at the rate and in the
24	manner set forth under Section 3-2 of the Uniform Penalty and
25	Interest Act upon any overpayment in respect of the tax imposed

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1	by this Act. For purposes of this subsection, no amount of tax,
2	for any taxable year, may be treated as having been paid before
3	the date on which the tax return for that year was due under
4	Section 5-20.

5	(d) Every claim for refund must be filed with the
6	Department in writing in the form and manner that the
7	Department may provide by rule, and must state the specific
8	grounds upon which it is founded.

9	(e) As soon as practical after a claim for refund is filed,
10	the Department shall examine it and either issue a notice of
11	refund, abatement, or credit to the claimant or issue a notice
12	of denial. If the Department has failed to approve or deny the
13	claim before the expiration of 6 months after the date the
14	claim was filed, then the claimant may nevertheless thereafter
15	file with the Department a written protest in the form and
16	manner that the Department may provide by rule. If a protest is
17	filed, the Department shall consider the claim and, if the
18	taxpayer has so requested, shall grant the taxpayer or the
19	taxpayer’s authorized representative a hearing within 6 months
20	after the date the request is filed.

21	A denial of a claim for refund becomes final 60 days after
22	the date of issuance of the notice of the denial except for
23	those amounts denied as to which the claimant has filed a
24	protest with the Department under Section 5-70.

25	(f) An overpayment of tax shown on the face of an unsigned
26	return is considered forfeited to the State if, after notice

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1	and demand for signature by the Department, the taxpayer fails
2	to provide a signature and 3 years have passed after the date
3	the return was filed. An overpayment of tax refunded to a
4	taxpayer whose return was filed electronically is considered an
5	erroneous refund if, after proper notice and demand by the
6	Department, the taxpayer fails to provide a required signature
7	document. A notice and demand for signature in the case of a
8	return reflecting an overpayment may be made by first class
9	mail.

10	(g) The Department shall pay refunds from the Consumers
11	Overbilled and Reimbursed for Electricity Fund.

12	Section 5-70. Procedure on denial of claim for refund.

13	(a) Within 60 days after the denial of the claim, the
14	claimant may file with the Department a written protest against
15	the denial in the form and manner that the Department may
16	provide by rule, setting forth the grounds on which the protest
17	is based. If a protest is filed, the Department shall
18	reconsider the denial and, if the taxpayer has so requested,
19	shall grant the taxpayer or the taxpayer’s authorized
20	representative a hearing.

21	(b) As soon as practical after the reconsideration and
22	hearing, if any, the Department shall issue a notice of
23	decision by mailing the notice by certified or registered mail.
24	The notice must set forth briefly the Department’s findings of
25	fact and the basis of decision in each case decided in whole or

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1	in part adversely to the claimant.

2	(c) Within 30 days after the mailing of a notice of
3	decision, the claimant may file with the Department a written
4	request for rehearing in the form and manner that the
5	Department may provide by rule, setting forth the grounds on
6	which rehearing is requested. In any such case, the Department
7	shall, in its discretion, grant either a rehearing or
8	Departmental review unless, within 10 days after the receipt of
9	the request, it issues a denial of the request by mailing the
10	denial to the claimant by certified or registered mail. If
11	rehearing or Departmental review is granted, as soon as
12	practical after the rehearing or Departmental review, the
13	Department shall issue a notice of final decision as provided
14	in subsection (b).

15	(d) The action of the Department on the claimant’s protest
16	becomes final:

17	(1) 30 days after issuance of a notice of decision as
18	provided in subsection (b) ; or

19	(2) if a timely request for rehearing was made, upon
20	the issuance of a denial of the request or the issuance of
21	a notice of final decision as provided in subsection (c) .

22	Section 5-75. Limitations on claims for refund.

23	(a) A claim for refund must be filed no later than 3 years
24	after the date that the return was filed or one year after the
25	date that the tax was paid, whichever is the later. No credit

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1	or refund is allowed or made with respect to the year for which
2	the claim was filed unless the claim is filed within that
3	period.

4	(b) If the claim was filed by the claimant during the
5	3-year period set forth in subsection (a), then the amount of
6	the credit or refund may not exceed the portion of the tax paid
7	within the period, immediately preceding the filing of the
8	claim, equal to 3 years plus the period of any extension of
9	time for filing the return. If the claim was not filed within
10	that 3-year period, then the amount of the credit or refund may
11	not exceed the portion of the tax paid during the one year
12	immediately preceding the filing of the claim.

13	Section 5-80. Recovery of erroneous refund. An erroneous
14	refund is considered to be a deficiency of tax on the date made
15	and is deemed to be assessed and must be collected as provided
16	in Sections 5-45 and 5-50.

17	Section 5-85. Lien for tax.

18	(a) If any taxpayer neglects or refuses to pay the tax due
19	under this Act after demand, then the amount (including any
20	interest, additional amount, addition to tax, or assessable
21	penalty, together with any costs that may accrue in addition
22	thereto) is a lien in favor of the State of Illinois upon all
23	property and rights to property, whether real or personal,
24	belonging to that person.

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1	(b) Unless another date is specifically fixed by law, the
2	lien imposed by subsection (a) of this Section arises at the
3	time the assessment is made and continues until the liability
4	for the amount so assessed (or a judgment against the taxpayer
5	arising out of such liability) is satisfied or becomes
6	unenforceable by reason of lapse of time.

7	(c) If the lien arises from an assessment pursuant to a
8	notice of deficiency, then the lien does not attach and the
9	notice referred to in this Section may not be filed until all
10	proceedings in court for review of the assessment have
11	terminated or the time for the taking thereof has expired
12	without the proceedings being instituted.

13	(d) Notice of lien. The lien created by assessment
14	terminates unless a notice of lien is filed, as provided in
15	Section 5-95, within 3 years after the date all proceedings in
16	court for the review of the assessment have terminated or the
17	time for the taking thereof has expired without the proceedings
18	being instituted. If the lien results from the filing of a
19	return without payment of the tax or penalty shown therein to
20	be due, then the lien terminates unless a notice of lien is
21	filed within 3 years after the date the return was filed with
22	the Department. For the purposes of this subsection (c) , a tax
23	return filed before the last day prescribed by law, including
24	any extension thereof, is deemed to have been filed on that
25	last day.

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1	Section 5-90. Jeopardy assessment and lien.

2	(a) Assessment. If the Department finds that a taxpayer is
3	about to conceal property or to do any other act tending to
4	prejudice or to render wholly or partly ineffectual proceedings
5	to collect any amount of tax or penalties imposed under this
6	Act unless court proceedings are brought without delay or if
7	the Department finds that the collection of that amount will be
8	jeopardized by delay, the Department shall give the taxpayer
9	notice of those findings and shall make demand for immediate
10	return and payment of that amount, whereupon that amount is
11	deemed to be assessed and becomes immediately due and payable.

12	(b) If the taxpayer, within 5 days after the notice under
13	subsection (a) does not comply with the notice or show to the
14	Department that the findings in such notice are erroneous, then
15	the Department may file a notice of jeopardy assessment lien in
16	the office of the recorder of the county in which any property
17	of the taxpayer may be located and shall notify the taxpayer of
18	the filing. The jeopardy assessment lien has the same scope and
19	effect as a statutory lien under this Act. The taxpayer is
20	liable for the filing fee incurred by the Department for filing
21	the lien and the filing fee incurred by the Department to file
22	the release of that lien. The filing fees must be paid to the
23	Department in addition to payment of the tax, penalty, and
24	interest included in the amount of the lien.

25	(c) In the case of a tax for a current taxable year, the
26	Director shall declare the taxable period of the taxpayer

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1	immediately terminated and his or her notice and demand for a
2	return and immediate payment of the tax relates to the period
3	declared terminated.

4	(d) If the taxpayer believes that he or she does not owe
5	some or all of the amount for which the jeopardy assessment
6	lien against him or her has been filed or that no jeopardy to
7	the revenue in fact exists, he or she may protest within 20
8	days after being notified by the Department of the filing of
9	the jeopardy assessment lien and request a hearing, whereupon
10	the Department shall hold a hearing in conformity with the
11	provisions of Section 5-120 and, pursuant thereto, shall notify
12	the taxpayer of its decision as to whether the jeopardy
13	assessment lien will be released.

14	Section 5-95. Filing and priority of liens.

15	(a) Nothing in this Act may be construed to give the
16	Department a preference over the rights of any bona fide
17	purchaser, holder of a security interest, mechanics lienor,
18	mortgagee, or judgment lien creditor arising prior to the
19	filing of a regular notice of lien or a notice of jeopardy
20	assessment lien in the office of the recorder in the county in
21	which the property subject to the lien is located. For purposes
22	of this Section, the term “bona fide” does not include any
23	mortgage of real or personal property or any other credit
24	transaction that results in the mortgagee or the holder of the
25	security acting as trustee for unsecured creditors of the

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1	taxpayer mentioned in the notice of lien who executed the
2	chattel or real property mortgage or the document evidencing
3	the credit transaction. The lien is inferior to the lien of
4	general taxes, special assessments, and special taxes
5	heretofore or hereafter levied by any political subdivision of
6	this State.

7	(b) If title to land to be affected by the notice of lien
8	or notice of jeopardy assessment lien is registered under the
9	provisions of the Registered Titles (Torrens) Act, then the
10	notice must be filed in the office of the registrar of titles
11	of the county within which the property subject to the lien is
12	situated and must be entered upon the register of titles as a
13	memorial of charge upon each folium of the register of titles
14	affected by such notice, and the Department does not have a
15	preference over the rights of any bona fide purchaser,
16	mortgagee, judgment creditor, or other lien holder arising
17	prior to the registration of the notice.

18	(c) The recorder of each county shall procure a file
19	labeled “State Tax Lien Notices” and an index book labeled
20	“State Tax Lien Index”. When notice of any lien or jeopardy
21	assessment lien is presented to him or her for filing, he or
22	she shall file it in numerical order in the file and shall
23	enter it alphabetically in the index. The entry must show the
24	name and last known address of the person named in the notice,
25	the serial number of the notice, the date and hour of filing,
26	whether it is a regular lien or a jeopardy assessment lien, and

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1	the amount of tax and penalty due and unpaid, plus the amount
2	of interest due at the time when the notice of lien or jeopardy
3	assessment is filed.

4	(d) No recorder or registrar of titles of any county may
5	require that the Department pay any costs or fees in connection
6	with recordation of any notice or other document filed by the
7	Department under this Act at the time the notice or other
8	document is presented for recordation. The recorder or
9	registrar of each county, in order to receive payment for fees
10	or costs incurred by the Department, may present the Department
11	with monthly statements indicating the amount of fees and costs
12	incurred by the Department and for which no payment has been
13	received.

14	(e) The taxpayer is liable for the filing fee incurred by
15	the Department for filing the lien and the filing fee incurred
16	by the Department to file the release of that lien. The filing
17	fees must be paid to the Department in addition to payment of
18	the tax, penalty, and interest included in the amount of the
19	lien.

20	Section 5-100. Duration of lien. The lien provided under
21	this Act continues for 20 years from the date of filing the
22	notice of lien under the provisions of Section 5-95 unless
23	sooner released or otherwise discharged.

24	Section 5-105. Release of liens.

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1	(a) In general. Upon payment by the taxpayer to the
2	Department in cash or by guaranteed remittance of an amount
3	representing the filing fees and charges for the lien and the
4	filing fees and charges for the release of that lien, the
5	Department shall release all or any portion of the property
6	subject to any lien provided for in this Act and file that
7	complete or partial release of lien with the recorder of the
8	county where that lien was filed if it determines that the
9	release will not endanger or jeopardize the collection of the
10	amount secured thereby.

11	(b) If, on judicial review, the final judgment of the court
12	is that the taxpayer does not owe some or all of the amount
13	secured by the lien against him or her, or that no jeopardy to
14	the revenue exists, then the Department shall release its lien
15	to the extent of that finding of nonliability or to the extent
16	of that finding of no jeopardy to the revenue. The taxpayer is,
17	however, liable for the filing fee paid by the Department to
18	file the lien and the filing fee required to file a release of
19	the lien. The filing fees must be paid to the Department.

20	(c) The Department shall also release its jeopardy
21	assessment lien against the taxpayer if the tax and penalty
22	covered by the lien, plus any interest that may be due and an
23	amount representing the filing fee to file the lien and the
24	filing fee required to file a release of that lien, are paid by
25	the taxpayer to the Department in cash or by guaranteed
26	remittance.

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1	(d) The Department shall issue a certificate of complete or
2	partial release of the lien upon payment by the taxpayer to the
3	Department in cash or by guaranteed remittance of an amount
4	representing the filing fee paid by the Department to file the
5	lien and the filing fee required to file the release of that
6	lien:

7	(1) to the extent that the fair market value of any
8	property subject to the lien exceeds the amount of the lien
9	plus the amount of all prior liens upon the property;

10	(2) to the extent that the lien becomes unenforceable;

11	(3) to the extent that the amount of the lien is paid
12	by the person whose property is subject to the lien,
13	together with any interest and penalty which may become due
14	under this Act between the date when the notice of lien is
15	filed and the date when the amount of the lien is paid;

16	(4) to the extent that there is furnished to the
17	Department, on a form to be approved and with a surety or
18	sureties satisfactory to the Department, a bond that is
19	conditioned upon the payment of the amount of the lien,
20	together with any interest which may become due under this
21	Act after the notice of lien is filed, but before the
22	amount thereof is fully paid; and

23	(5) to the extent and under the circumstances specified
24	in this Section.

25	A certificate of complete or partial release of any lien is
26	held to be conclusive that the lien upon the property covered

09500SB1592ham003	-77-	LRB095 11114 BDD 36924 a

1	by the certificate is extinguished to the extent indicated by
2	the certificate. The release of lien must be issued to the
3	person, or his or her agent, against whom the lien was obtained
4	and must contain in legible letters a statement as follows:

5	FOR THE PROTECTION OF THE OWNER, THIS RELEASE SHALL BE
6	FILED WITH THE RECORDER OR THE REGISTRAR OF TITLES IN WHOSE
7	OFFICE THE LIEN WAS FILED.

8	(e) If a certificate of complete or partial release of lien
9	issued by the Department is presented for filing in the office
10	of the recorder or registrar of titles where a notice of lien
11	or notice of jeopardy assessment lien was filed, then:

12	(1) the recorder, in the case of nonregistered
13	property, shall permanently attach the certificate of
14	release to the notice of lien or notice of jeopardy
15	assessment lien and shall enter the certificate of release
16	and the date in the “State Tax Lien Index” on the line
17	where the notice of lien or notice of jeopardy assessment
18	lien is entered; and

19	(2) in the case of registered property, the registrar
20	of titles shall file and enter upon each folium of the
21	register of titles affected thereby a memorial of the
22	certificate of release, which when so entered, acts as a
23	release pro tanto of any memorial of the notice of lien or
24	notice of jeopardy assessment lien previously filed and
25	registered.

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1	Section 5-110. Nonliability for costs of legal
2	proceedings. The Department is not be required to furnish any
3	bond nor to make a deposit for or pay any costs or fees of any
4	court or officer thereof in any legal proceedings pursuant to
5	the provisions of this Act.

6	Section 5-115. Claim to property. If any process issued
7	from any court for the enforcement or collection of any
8	liability created by this Act is levied by any sheriff or other
9	authorized person upon any personal property and the property
10	is claimed by any person other than the defendant as exempt
11	from enforcement of a judgment thereon by virtue of the
12	exemption laws of this State, then it is the duty of the person
13	making the claim to give notice in writing of his or her claim
14	and of his or her intention to prosecute the same to the
15	sheriff or other person within 10 days after the making of the
16	levy. On receiving such a notice, the sheriff or other person
17	shall proceed in accordance with the provisions of Part 2 of
18	Article XII of the Code of Civil Procedure. The giving of the
19	notice within the 10-day period is a condition precedent to any
20	judicial action against the sheriff or other authorized person
21	for wrongfully levying, seizing, or selling the property and
22	any such person who fails to give notice within the time is
23	forever barred from bringing any judicial action against the
24	sheriff or other person for injury or damages to or conversion
25	of the property.

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1	Section 5-120. Foreclosure on real property. In addition to
2	any other remedy provided for by the laws of this State, and
3	provided that no hearing or proceedings for review provided by
4	this Act is pending and the time for the taking thereof has
5	expired, the Department may foreclose in the circuit court any
6	lien on real property for any tax or penalty imposed by this
7	Act to the same extent and in the same manner as in the
8	enforcement of other liens. The proceedings to foreclose may
9	not be instituted more than 5 years after the filing of the
10	notice of lien under the provisions of Section 5-95. The
11	process, practice, and procedure for the foreclosure is the
12	same as provided in the Civil Practice Law.

13	Section 5-125. Demand and seizure. In addition to any other
14	remedy provided for by the laws of this State, if the tax
15	imposed by this Act is not paid within the time required by
16	this Act, the Department, or some person designated by it, may
17	cause a demand to be made on the taxpayer for the payment
18	thereof. If the tax remains unpaid for 10 days after such a
19	demand has been made and no proceedings have been taken to
20	review the same, then the Department may issue a warrant
21	directed to any sheriff or other person authorized to serve
22	process, commanding the sheriff or other person to levy upon
23	the property and rights to property (whether real or personal,
24	tangible or intangible) of the taxpayer, without exemption,

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1	found within his or her jurisdiction, for the payment of the
2	amount thereof with the added penalties, interest, and the cost
3	of executing the warrant. The term “levy” includes the power of
4	distraint and seizure by any means. In any case in which the
5	warrant to levy has been issued, the sheriff or other person to
6	whom the warrant was directed may seize and sell the property
7	or rights to property. The warrant must be returned to the
8	Department together with the money collected by virtue thereof
9	within the time therein specified, which may not be less than
10	20 nor more than 90 days after the date of the warrant. The
11	sheriff or other person to whom the warrant is directed shall
12	proceed in the same manner as prescribed by law in respect to
13	the enforcement against property upon judgments by a court, and
14	is entitled to the same fees for his or her services in
15	executing the warrant, to be collected in the same manner. The
16	Department, or some officer, employee, or agent designated by
17	it, is hereby authorized to bid for and purchase any property
18	sold under the provisions of this Section. No proceedings for a
19	levy under this Section may be commenced more than 20 years
20	after the latest date for filing of the notice of lien under
21	the provisions of Section 5-95, without regard to whether the
22	notice was actually filed.

23	Any officer or employee of the Department designated in
24	writing by the Director is authorized to serve process under
25	this Section to levy upon accounts or other intangible assets
26	of a taxpayer held by a financial organization, as defined in

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1	Section 1501 of the Illinois Income Tax Act. In addition to any
2	other provisions of this Section, any officer or employee of
3	the Department designated in writing by the Director may levy
4	upon the following property and rights to property belonging to
5	a taxpayer: contractual payments, accounts and notes
6	receivable and other evidences of debt, and interest on bonds
7	by serving a notice of levy on the person making the payment.
8	The levy may not be made until the Department has caused a
9	demand to be made on the taxpayer in the manner provided in
10	this Section. A lien obtained hereunder has priority over any
11	subsequent lien obtained pursuant to Section 12-808 of the Code
12	of Civil Procedure.

13	Any officer or employee of the Department designated in
14	writing by the Director is authorized to serve process under
15	this Section to levy upon accounts or other intangible assets
16	of a taxpayer held by a financial organization, as defined in
17	Section 1501 of the Illinois Income Tax Act. In addition to any
18	other provisions of this Section, any officer or employee of
19	the Department designated in writing by the Director may levy
20	upon the following property and rights to property belonging to
21	a taxpayer: contractual payments, accounts and notes
22	receivable and other evidences of debt, and interest on bonds
23	by serving a notice of levy on the person making the payment.
24	The levy may not be made until the Department has caused a
25	demand to be made on the taxpayer in the manner provided in
26	this Section. A lien obtained hereunder has priority over any

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1	subsequent lien obtained pursuant to Section 12-808 of the Code
2	of Civil Procedure.

3	In any case where property or rights to property have been
4	seized by an officer of the Department of State Police, or
5	successor agency thereto, under the authority of a warrant to
6	levy issued by the Department of Revenue, the Department of
7	Revenue may take possession of and may sell the property or
8	rights to property and the Department of Revenue may contract
9	with third persons to conduct sales of the property or rights
10	to the property. In the conduct of these sales, the Department
11	of Revenue shall proceed in the same manner as is prescribed by
12	law for proceeding against property to enforce judgments that
13	are entered by a circuit court of this State. If, in the
14	Department of Revenue’s opinion, no offer to purchase at the
15	sale is acceptable and the State’s interest would be better
16	served by retaining the property for sale at a later date, then
17	the Department may decline to accept any bid and may retain the
18	property for sale at a later date.

19	Section 5-130. Redemption by State. The provisions of
20	Section 5g of the Retailers’ Occupation Tax Act (relating to
21	time for redemption by the State of real estate sold at
22	judicial or execution sale) apply for purposes of this Act as
23	if those provisions were set forth in this Act in their
24	entirety.

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1	Section 5-135. Access to books and records. All books and
2	records and other papers and documents that are required by
3	this Act to be kept must, at all times during business hours of
4	the day, be subject to inspection by the Department or its duly
5	authorized agents and employees. If, during the course of any
6	audit, investigation, or hearing, the Department determines
7	that a taxpayer lacks necessary documentary evidence, the
8	Department is authorized to notify the taxpayer, in writing, to
9	produce the evidence. The taxpayer has 60 days, subject to the
10	right of the Department to extend this period either on request
11	for good cause shown or on its own motion, after the date the
12	notice is personally delivered or sent to the taxpayer by
13	certified or registered mail in which to obtain and produce the
14	evidence for the Department’s inspection. The failure to
15	provide the requested evidence within the 60-day period
16	precludes the taxpayer from providing the evidence at a later
17	date during the audit, investigation, or hearing.

18	Section 5-140. Conduct of investigations and hearings. For
19	the purpose of administering and enforcing the provisions of
20	this Act, the Department, or any officer or employee of the
21	Department designated, in writing, by the Director may hold
22	investigations and hearings concerning any matters covered by
23	this Act and may examine any books, papers, records, or
24	memoranda bearing upon such matters, and may require the
25	attendance of any person, or any officer or employee of that

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1	person, having knowledge of such matters, and may take
2	testimony and require proof for its information. In the conduct
3	of any investigation or hearing, neither the Department nor any
4	officer or employee thereof is bound by the technical rules of
5	evidence, and no informality in any proceeding, or in the
6	manner of taking testimony, invalidates any order, decision,
7	rule, or regulation made or approved or confirmed by the
8	Department. The Director, or any officer or employee of the
9	Department authorized by the Director has power to administer
10	oaths to those persons. The books, papers, records, and
11	memoranda of the Department, or parts thereof, may be proved in
12	any hearing, investigation, or legal proceeding by a reproduced
13	copy thereof or by a computer print-out of Department records,
14	under the certificate of the Director. If reproduced copies of
15	the Department’s books, papers, records, or memoranda are
16	offered as proof, then the Director must certify that those
17	copies are true and exact copies of the records on file with
18	the Department. If computer print-outs of records of the
19	Department are offered as proof, then the Director must certify
20	that those computer print-outs are true and exact
21	representations of records properly entered into standard
22	electronic computing equipment, in the regular course of the
23	Department’s business, at or reasonably near the time of the
24	occurrence of the facts recorded, from trustworthy and reliable
25	information. The reproduced copy shall, without further proof,
26	be admitted into evidence before the Department or in any legal

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1	proceeding.

2	Section 5-145. Immunity of witnesses. No person is excused
3	from testifying or from producing any books, papers, records,
4	or memoranda in any investigation or upon any hearing, when
5	ordered to do so by the Department or any officer or employee
6	thereof, upon the ground that the testimony or evidence,
7	documentary or otherwise, may tend to incriminate him or her or
8	subject him or her to a criminal penalty, but no person may be
9	prosecuted or subjected to any criminal penalty for, or on
10	account of, any transaction made or thing concerning which he
11	or she may testify or produce evidence, documentary or
12	otherwise, before the Department or an officer or employee
13	thereof; provided, that the immunity extends only to a natural
14	person who, in obedience to a subpoena, gives testimony under
15	oath or produces evidence, documentary or otherwise, under
16	oath. No person so testifying is exempt from prosecution and
17	punishment for perjury committed in so testifying.

18	Section 5-150. Production of witnesses and records.

19	(a) The Department or any officer or employee of the
20	Department designated in writing by the Director, shall at its
21	or his or her own instance, or on the written request of any
22	other party to the proceeding, issue subpoenas requiring the
23	attendance of and the giving of testimony by witnesses, and
24	subpoenas duces tecum requiring the production of books,

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1	papers, records, or memoranda. All subpoenas and subpoenas
2	duces tecum issued under this Act may be served by any person
3	of full age.

4	(b) The fees of witnesses for attendance and travel are the
5	same as the fees of witnesses before a Circuit Court of this
6	State, such fees to be paid when the witness is excused from
7	further attendance. When the witness is subpoenaed at the
8	instance of the Department or any officer or employee thereof,
9	the fees must be paid in the same manner as other expenses of
10	the Department, and when the witness is subpoenaed at the
11	instance of any other party to any such proceeding, the
12	Department may require that the cost of service of the subpoena
13	or subpoenas duces tecum and the fee of the witness be borne by
14	the party at whose instance the witness is summoned. In such
15	case, the Department, in its discretion, may require a deposit
16	to cover the cost of the service and witness fees. A subpoena
17	or subpoena duces tecum so issued must be served in the same
18	manner as a subpoena issued out of a court.

19	(c) Any Circuit Court of this State, upon the application
20	of the Department or any officer or employee thereof, or upon
21	the application of any other party to the proceeding may, in
22	its discretion, compel the attendance of witnesses, the
23	production of books, papers, records, or memoranda and the
24	giving of testimony before the Department or any officer or
25	employee thereof conducting an investigation or holding a
26	hearing authorized by this Act, by an attachment for contempt,

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1	or otherwise, in the same manner as production of evidence may
2	be compelled before the Court.

3	Section 5-155. Place of hearings. All hearings provided
4	for in this Act with respect to or concerning a taxpayer having
5	a residence or its commercial domicile in this State must be
6	held at the Department of Revenue’s office nearest to the
7	location of that residence or domicile, except that, if the
8	taxpayer has its commercial domicile in Cook County, the
9	hearing must be held in Cook County. If the taxpayer does not
10	have its commercial domicile in this State, the hearing must be
11	held in Cook County.

12	Section 5-160. Penalties and interest.

13	(a) Penalties and interest imposed by the Uniform Penalty
14	and Interest Act with respect to the obligations of a taxpayer
15	under this Act must be paid upon notice and demand and, except
16	as provided in subsection (b), must be assessed, collected, and
17	paid in the same manner as the tax imposed by this Act, and any
18	reference in this Act to the tax imposed by this Act refers
19	also to interest and penalties imposed by the Uniform Penalty
20	and Interest Act.

21	(b) Interest is deemed to be assessed upon the assessment
22	of the tax to which the interest relates. Penalties for late
23	payment or underpayment are deemed to be assessed upon
24	assessment of the tax to which the penalty relates.

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1	Section 5-165. Administrative Review Law. The provisions
2	of the Administrative Review Law, and the rules adopted
3	pursuant thereto, apply to and govern all proceedings for the
4	judicial review of final actions of the Department. These final
5	actions constitute “administrative decisions”, as defined in
6	Section 3-101 of the Code of Civil Procedure.

7	Section 5-170. Venue. The Circuit Court of the county
8	where the taxpayer has his or her residence or commercial
9	domicile, or of Cook County in those cases where the taxpayer
10	does not have his or her residence or commercial domicile in
11	this State, has the power to review all final administrative
12	decisions of the Department in administering the provisions of
13	this Act.

14	Section 5-175. Service, certification, and dismissal.

15	(a) Service upon the Director or the Assistant Director of
16	Revenue of summons issued in an action to review a final
17	administrative decision of the Department is service upon the
18	Department.

19	(b) The Department shall certify the record of its
20	proceedings if the taxpayer pays to it the sum of $0.75 per
21	page of testimony taken before the Department and $0.25 per
22	page of all other matters contained in the record, except that
23	these charges may be waived if the Department is satisfied that

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1	the aggrieved party is a poor person who cannot afford to pay
2	the charges.

3	(c) If payment for the record is not made by the taxpayer
4	within 30 days after notice from the Department or the Attorney
5	General of the cost thereof, the court in which the proceeding
6	is pending, on motion of the Department, shall dismiss the
7	complaint and shall enter judgment against the taxpayer and in
8	favor of the Department in accordance with the final action of
9	the Department, together with interest on any deficiency to the
10	date of entry of the judgment, and also for costs.

11	Section 5-180. Crimes.

12	(a) Any person who is subject to the provisions of this Act
13	and who willfully fails to file a return, who files a
14	fraudulent return, or who willfully attempts in any other
15	manner to evade or defeat any tax imposed by this Act or the
16	payment thereof or any accountant or other agent who knowingly
17	enters false information on the return of any taxpayer under
18	this Act, is, in addition to other penalties, guilty of a Class
19	4 felony for the first offense and a Class 3 felony for each
20	subsequent offense. Any person who is subject to this Act and
21	who willfully violates any rule or regulation of the Department
22	of Revenue for the administration and enforcement of this Act
23	or who fails to keep books and records as required in this Act
24	is, in addition to other penalties, guilty of a Class A
25	misdemeanor.

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1	(b) Any person who accepts money that is due to the
2	Department under this Act from a taxpayer for the purpose of
3	acting as the taxpayer’s agent to make the payment to the
4	Department, but who willfully fails to remit that payment to
5	the Department when due, is guilty of a Class A misdemeanor.
6	Any such person who purports to make that payment by issuing or
7	delivering a check or other order upon a real or fictitious
8	depository for the payment of money, knowing that it will not
9	be paid by the depository, is guilty of a deceptive practice in
10	violation of Section 17-1 of the Criminal Code of 1961.

11	(c) Any person whose commercial domicile or whose residence
12	is in this State and who is charged with a violation under this
13	Section must be tried in the county where his or her commercial
14	domicile or his or her residence is located unless he or she
15	asserts a right to be tried in another venue. A prosecution for
16	any act or omission in violation of this Section may be
17	commenced at any time within 5 years after the commission of
18	that act or failure to act.

19	Section 5-185. Adoption of rules. The Department is
20	authorized to make, adopt, and enforce such reasonable rules
21	and regulations, and to prescribe such forms, relating to the
22	administration and enforcement of the provisions of this Act,
23	as it may deem appropriate.

24	Section 5-190. Notice. If notice is required by this Act,

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1	then the notice must, if not otherwise provided, be given or
2	issued by mailing it by registered or certified mail addressed
3	to the person concerned at his or her last known address.

4	Section 5-195. Amounts less than $1.

5	(a) Payments, refunds, etc. The Department may by rule
6	provide that, if a total amount of less than $1 is payable,
7	refundable, or creditable, then the amount may be disregarded
8	or, alternatively, is disregarded if it is less than $0.50 and
9	is increased to $1 if it is $0.50 or more.

10	(b) The Department may by rule provide that any amount that
11	is required to be shown or reported on any return or other
12	document under this Act is, if that amount is not a
13	whole-dollar amount, increased to the nearest whole-dollar
14	amount in any case where the fractional part of a dollar is
15	$0.50 or more and decreased to the nearest whole-dollar amount
16	when the fractional part of a dollar is less than $0.50.

17	Section 5-200. Administrative Procedure Act; application.

18	(a) The Illinois Administrative Procedure Act is hereby
19	expressly adopted and applies to all administrative rules and
20	procedures of the Department under this Act, except that: (1)
21	paragraph (b) of Section 5-10 of the Illinois Administrative
22	Procedure Act does not apply to final orders, decisions, and
23	opinions of the Department; (2) subparagraph (a) (2) of Section
24	5-10 of the Illinois Administrative Procedure Act does not

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1	apply to forms established by the Department for use under this
2	Act; and (3) the provisions of Section 10-45 of the Illinois
3	Administrative Procedure Act regarding proposals for decision
4	are excluded and not applicable to the Department under this
5	Act.

6	(b) For the public interest, safety, and welfare, in order
7	to initially implement this Act, the Department is authorized
8	to adopt emergency rules under Section 5-45 of the Illinois
9	Administrative Procedure Act.

10	ARTICLE 99. SEVERABILITY; EFFECTIVE DATE

11	Section 99-97. Severability. The provisions of this Act are
12	severable under Section 1.31 of the Statute on Statutes.

13	Section 99-99. Effective date. This Act takes effect upon
14	becoming law.”.